U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No.	[ 28 ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No.	[ 28 ]
(Check appropriate box or boxes)

THE ELITE GROUP OF MUTUAL FUNDS
(Exact Name of Registrant as Specified in Charter)

1325 4th Avenue, Suite 1744
Seattle, Washington 98101
(Address of Principle Executive Offices)

Registrant's Telephone Number, including Area Code:  (206) 624-5863

Richard S. McCormick
McCormick Capital Management, Inc.
1325 4th Avenue, Suite 1744
Seattle, Washington 98101
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ /	on (date) pursuant to paragraph (b)
/ X /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
/ /	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Prospectus
February 1, 2011

THE ELITE
GROUP
OF MUTUAL FUNDS

THE ELITE INCOME FUND
(TICKER SYMBOL: ELINX)

THE ELITE GROWTH & INCOME FUND
(TICKER SYMBOL: ELGNX)

Although these securities have been registered with the Securities and Exchange Commission, the Securities and Exchange Commission has not approved or disapproved them or determined if this Prospectus is accurate or complete.  Anyone who informs you otherwise is committing a crime.

Table of Contents

Risk/Return Summary

The Elite Income Fund	3

The Elite Growth & Income Fund	9

Information Relevant to Both Funds	15

How to Buy Shares	16

How to Sell Shares	19

Dividends, Distributions and Tax Consequences	23

Disclosure of Portfolio Holdings	23

Management of the Funds	24

Financial Highlights	25

Privacy Notice	27

Additional Information	back cover

2

Risk/Return Summary

The Elite Income Fund

Investment Objective   The Fund seeks to achieve the highest income return obtainable over the long-term commensurate with investment in a diversified portfolio consisting primarily of investment grade debt securities.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load	None
Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee	$9.00*
Exchange Fee	None

       *Charged for wire redemptions

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.63%
Total Annual Fund Operating Expenses	1.33%

Example   This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 135	$ 421	$729	$1,601

Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 75.49% of the average value of its portfolio.

3

Principal Investment Strategies

The Fund invests primarily in investment grade debt securities that are believed to generate a high level of current income. The Fund normally invests in investment grade debt securities consisting primarily of obligations issued by the U.S. Government, agencies of the U.S. Government, instruments related to U.S. Government securities and U.S. corporate debt securities.  The investment manager considers these issues to be the Fund’s core holdings.  An investment grade security is one which is rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”) in one of their four highest rating categories, or an unrated security that the investment manager believes to be of comparable quality.   The Fund may invest in:

®
United States Treasury obligations, including T-bills, notes, bonds and other debt obligations issued by the U.S. Treasury or U.S. Government Agencies that are backed by the full faith and credit of the U.S. Government (including but not limited to Private Export Funding Corporation, Overseas Private Investment Corporation, Small Business Administration, Government National Mortgage Association (GNMA), Department of Housing and Urban Development and U.S. Maritime Administration).

®
Securities issued or guaranteed by agencies and instrumentalities of the U.S. Government, but not explicitly backed by the full faith and credit of the U.S. Government. These include, but are not limited to, Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac), Federal Farm Credit Banks, Tennessee Valley Authority, and Federal Home Loan Bank.

®
Mortgage-Backed Securities (obligations representing an undivided interest in, or collateralized by, pools of mortgages). These obligations, in effect, "pass-through" the monthly interest and principal payments (including prepayments) made by the individual borrowers on the pooled mortgage loans to the holders of the securities. U.S. Government agency mortgage-backed issues may include securities issued by GNMA, Fannie Mae and Freddie Mac.  GNMA securities are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government, while Fannie Mae and Freddie Mac securities are guaranteed only by the issuing agency. The Fund may also invest in corporate mortgage-backed securities and other asset-backed securities (securities representing groups of assets that are combined or pooled for sale to investors) that have an investment grade rating.

®	U.S. corporate debt securities (obligations of a corporation to pay interest and repay principal). They include commercial paper, notes and bonds.

The investment manager’s primary focus is on individual security selection, rather than attempting to anticipate major interest rate moves. The Fund's value-oriented buy discipline requires a given security to offer a yield advantage over others of similar quality or to exhibit stable or improving credit quality unrecognized by most of the investment community.  Portfolio securities are sold when price appreciation causes a security to lose its yield advantage, or when credit quality begins to deteriorate.

To increase the Fund’s income potential, the investment manager may invest any amount it deems desirable in each of the various types of debt securities, and adjust the investment ratios from time to time, so long as the Fund remains diversified.  There is no set average maturity for the portfolio.  The Fund allocates its assets among different types of securities and maturities based upon the

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investment manager’s view of the relative value of each security or maturity.  The investment manager may respond to changing market and other conditions by adjusting the type of securities held by the Fund and its average portfolio maturity.

To increase portfolio income and when, in the investment manager's judgment, overall market risk justifies such an investment, the Fund may also invest up to 30% of its total assets in securities other than the Fund’s core holdings of investment grade debt securities.  Such other securities may include common stocks, preferred stocks and convertible securities issued by U.S. companies, without limitation as to size or capitalization of the issuer.  The Fund may also invest in bonds issued by private issuers.

Principal Risks of Investing in the Fund

ÄDon’t invest in the Income Fund if you are:

®	Seeking growth of capital
®	Making short-term investments; or
®	Investing your emergency reserve money.

As with any investment, the Fund carries risk and you could lose all or a portion of the money you invest. The Fund is subject to Market Risk, the risk that the value of the Fund’s investments and, therefore, your investment, will fluctuate as market prices fluctuate. Because the Fund is actively managed, it is subject to the risk that the investment strategies, techniques and risk analyses employed by the investment manager may not produce the desired results. An investment in the Fund is not a deposit of  a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Debt Securities Risk  The Fund’s investments in debt securities and other income-oriented securities carry four major risks to which you may be exposed: interest rate risk, credit risk, call risk and liquidity risk.

♦
Interest Rate Risk. When interest rates rise, bond prices fall and when interest rates fall, bond prices rise. Interest rate risk increases as average maturity increases. Interest rate increases can cause the price of a debt security to decline, resulting in a price decline for the Fund. Thus, when the Fund emphasizes securities with longer maturities, you are exposed to greater interest rate risk. All income-oriented securities, even those of highest quality, are subject to some degree of interest rate risk. The table below illustrates the effect of a 1% change in interest rates on three investment grade bonds of varying maturities.

Percent Increase (Decrease) In The Price of a Par Bond Yielding 5%:
Bond Maturity	1% Interest Rate Increase	1% Interest Rate Decrease
2.5 years	-2.29%	+ 2.35%
10 years	-7.43%	+ 8.17%
20 years	-11.55%	+13.67%

♦
Credit Risk.  Credit risk is associated with a borrower's ability to pay interest and principal when due. A borrower’s inability to make its payment obligations could result in  a significant loss of income, causing the Fund’s price to decline.  Credit risk increases as overall portfolio quality decreases.  Thus, when the Fund invests in lower-quality securities, you are exposed to increased credit risk.

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♦
Call Risk.  Call risk for corporate bonds is the possibility that borrowers will prepay their debt prior to the scheduled maturity date, resulting in the necessity to reinvest the proceeds at lower interest rates. If interest rates decline when the Fund is emphasizing longer maturing securities, you are exposed to greater call risk because issuers of callable bonds are more likely to pay off their bonds before the maturity date.  This may cause a reduction of income to the Fund.

♦
Liquidity Risk.  Liquidity risk is the risk that a bond could not be sold at an advantageous time or price due to limited market demand.  If a bond is downgraded or drops in price, or if adverse conditions exist within the bond market, the demand for a bond may be limited, making that bond difficult to sell.

Listed below is a description of the risks associated with various types of debt securities:

♦
U.S. Government Obligations.  Some U.S. Government obligations, such as U.S. Government agency bonds, are neither issued nor guaranteed by the U.S. Government.  They may be supported by the right of the issuer to borrow from the U.S. Government or only by the credit of the agency issuing the obligation.  If the Fund invests in a U.S. Government obligation that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide support and the Fund’s performance could be adversely impacted. All U.S. Government obligations are subject to interest rate risk and, therefore, market price fluctuations.

♦
Mortgage-Backed Securities. Mortgage-backed securities are subject to greater call/prepayment risk than many debt securities, especially when interest rates decline.  These securities are also subject to extension risk, or the risk of a security lengthening in duration due to the deceleration of prepayments.  Extension risk is mainly the result of rising interest rates. As interest rates rise, the likelihood of prepayment decreases and if this occurs, the Fund may be unable to capitalize on other investments that have higher interest rates.   Mortgage-backed securities may be subject to risks unique to the housing industry, including mortgage lending practices, defaults and foreclosures, changes in real estate values and housing inventories, mortgage securitization practices and rating assignments by credit rating agencies.

♦
Corporate Debt Securities.  Investment grade U.S. corporate debt securities are generally considered to carry greater credit and call risk than U.S. Government obligations. The credit risk of corporate debt obligations varies widely among issuers and may be affected by factors such as adverse economic changes and changes in interest rates. The investment manager relies, in part, on the quality ratings assigned by S&P, Moody’s, Fitch and other rating services. There is risk associated with such reliance. Rating agencies evaluate the credit risk—the safety of principal and interest payments—but not market value, which is affected by interest rate trends, economic conditions and other factors, including those unique to an issuer or industry. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and a rating may not reflect the fine shadings of risks within a given quality grade. For example, two bonds with the same rating are not likely to be precisely the same in quality. The investment manager performs independent analyses in an attempt to identify issuers within a given quality grade that, because of improving fundamentals or other factors, are likely to result in improving quality, greater market value and lower risk.

6

Equity Securities Risk   Because the Fund may invest up to 30% of its assets in equity securities issued by U.S. companies, including common stocks, preferred stocks and convertible securities, the Fund is subject to general stock market risks, including the risk of unpredictable drops in value and periods of lackluster performance.  Stock markets are volatile and stock prices can decline significantly in response to adverse company, political, regulatory, market, or economic developments.  Many factors can change the value of equity securities, including the issuer’s historical and prospective earnings, the value of its assets, general economic, geographic, environmental and political conditions, interest rates, investor perceptions and market liquidity.

Management Risk   Poor security selection and/or investments that have unfavorable portfolio maturities could cause the Fund’s return to be lower than anticipated.  Current income may be significant or very little, depending upon the investment manager’s portfolio selections for the Fund.

Performance Summary

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for each of the past ten calendar years.  The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance.  The performance table also shows how the Fund’s performance compares with the returns of the Lipper Short/Intermediate Investment Grade Fund Index, which is included as a secondary index because it is generally representative of the Fund’s credit and maturity characteristics.  How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website www.elitefunds.com or by calling 1-800-423-1068.

Elite Income Fund - Calendar Year Total Returns

      Best Quarter: Q2 2009 +7.20%   Worst Quarter: Q3 2008  -2.21%

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Average Annual Total Returns for Periods Ended December 31, 2010:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares

Barclays Capital U.S. Government Intermediate Bond Index (reflects no deduction for fees, expenses or taxes)

Lipper Short-Intermediate Investment Grade Debt Fund Index (reflects no deduction for taxes)

Management of the Fund

Investment Manager
McCormick Capital Management, Inc.

Portfolio Manager
Michael Cheung, CFA, Portfolio Manager of the investment manager, is the portfolio manager of the Fund and has acted in this capacity since October 2002.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to Both Funds” on page 15 of this Prospectus.

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The Elite Growth & Income Fund

Investment Objective  The Fund seeks to maximize total return through an aggressive approach to the equity and debt securities markets.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee	$9.00*
Exchange Fee	None

*Charged for wire redemptions

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.56%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.58%

Example   This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 161	$ 499	$ 860	$1,878

Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 239.54% of the average value of its portfolio.

9

Principal Investment Strategies

The Fund seeks to achieve a combination of capital growth and current income.  In choosing individual equity and debt securities for the portfolio, the investment manager uses a value-oriented approach.  The investment manager makes a fundamental analysis of each issuer’s financial condition, industry position and market and economic conditions in selecting the Fund’s investments. The investment manager seeks out candidates that offer excellent prospects for capital gains or above-average income for a variety of reasons, and whose potential value may be  unrecognized by most of the investment community.

Favorable value-oriented criteria for equities would include:
·	lower than average price-to-earnings ratio;
·	higher than average yield;
·	lower than historic price-to-book value ratio; and
·	current pricing at the low end of a security's historic trading range.

Favorable criteria for debt securities would include:
·	a yield advantage to the marketplace;
·	stable or improving credit quality; and
·	a maturity which compliments existing portfolio structure

Equity securities consist primarily of common stocks, preferred stocks and convertible securities issued by U.S. companies, without limitation as to size or capitalization of the issuer. Debt securities consist primarily of obligations issued by the U.S. Government and its agencies and U.S. corporate debt securities.

The Fund may use an aggressive approach to the equity and debt securities market by adjusting the portfolio when it is deemed desirable to achieve the Fund’s investment objective.  The investment manager allocates the Fund’s assets among different market sectors based upon its view of the relative value of the sector.  The Fund may invest in gold and other precious metals stocks when deemed appropriate by the investment manager. The Fund may engage in frequent and active trading to adjust its portfolio allocation among market sectors in a manner that is consistent with the Fund’s investment limitations, in order to increase the total return in any given market and economic condition.   Portfolio securities are sold when their price appreciation meets the investment manager's expectations or when the investment manager believes they are no longer favorable under the foregoing criteria.

The Fund may purchase put and call options and may sell (write) covered put and call options on securities and security indices to increase total investment returns, to earn additional income (i.e., invest for speculative purposes) or for hedging purposes to protect Fund assets from anticipated adverse market action.  An option is a contract that gives the holder the right to buy (call) or sell (put) a certain number of shares of a specific security at a specified price (exercise price) for a limited amount of time. A call option is covered if the Fund owns the shares it would have to deliver if the holder of the call option exercised the option. A put option is covered if, for example, the Fund segregates cash or liquid securities with a value equal to the exercise price of the put option.

10

Principal Risks of Investing in the Fund

ÄDon’t invest in the Growth & Income Fund if you are:

®	Seeking either capital growth or high income exclusively;
®	Desiring to avoid even moderate volatility;
®	Making short-term investments; or
®	Investing your emergency reserve money.

As with any investment, the Fund carries risk and you could lose all or a portion of the money you invest. The Fund is subject to Market Risk, the risk that the value of the Fund’s investments and, therefore, your investment, will fluctuate as market prices fluctuate.  Because the Fund is actively managed, it is subject to the risk that the investment strategies, techniques and risk analyses employed by the investment manager may not produce the desired results.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Securities Risk   Because the Fund may invest all or a majority of its assets in equity securities, including common stocks of U.S. companies, the Fund carries the potential for unpredictable drops in value and periods of lackluster performance. Stock markets are volatile and stock prices can decline significantly in response to adverse company, political, regulatory, market, or economic developments. Stock markets tend to move in cycles, with periods of rising and falling prices. Many factors can change the value of equity securities, including the issuer’s historical and prospective earnings, the value of its assets, general economic, geographic, environmental and political conditions, interest rates, investor perceptions and market liquidity. Different parts of the market and different types of equity securities can react differently to these developments.  For example, large-cap stocks can react differently from smaller cap stocks, and “growth” stocks can react differently from “value” stocks.  The value of stocks that pay higher than average dividends may be subject to some degree of interest rate risk and can be more volatile than the broad stock market during periods when interest rates are changing.  In general, the smaller the company’s size, the more susceptible it is to rapid decreases in the value of its securities.  Smaller companies may be more unstable or inexperienced than larger companies and these investments may have limited product lines or financial resources and may involve greater investment risks.  Moreover, the value of securities of mid-cap (medium size), less well-known issuers may be more volatile than those of large-cap companies, and securities of smaller companies (“small-cap” or “micro-cap”) may be more volatile than those of mid-cap companies.

♦
Common and Preferred Stocks:  Common stockholders are subordinate to the issuer’s debt holders for any claims against the assets of the issuer or return of capital in a liquidation.  Common stock typically carries dividend and other rights or preferences that are inferior to the rights and preferences of preferred stock.

Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

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♦
Sector Risk:  Based upon market conditions and trends perceived by the investment manager, the Fund’s investment portfolio may emphasize one or more market sectors at any given time. Individual market sectors may be subject to greater fluctuation than the market as a whole. Thus, there is a risk that the value of your shares may rise and fall faster than the shares of other mutual funds with similar investment objectives that do not emphasize one or more market sectors.

♦
Precious Metals Risk:  The price of gold and precious metals may fluctuate substantially over short periods of time, so there is a risk that the Fund’s share price may be subject to greater fluctuation than a fund that does not invest in precious metals securities.  The price of precious metals and related securities is affected by factors such as supply and demand, unpredictable monetary policies and economic and political conditions around the world.

Management Style Risk:  The risk of poor security selection could cause the Fund to lose money and underperform stock market indices or other funds with similar investment objectives.  The Fund’s value style of investing may go out of favor with investors.

Convertible Securities Risk:  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  Convertible securities consequently often involve attributes of both debt and equity instruments, and investment in such securities require analysis of both credit and stock market risks.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers.  After conversion, convertible securities have characteristics and risks similar to general characteristics and risks of equity securities.  Convertible securities rank senior to common stock in a corporations’ capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument and in some instances may be subject to conversion into or an exchange for another security at the option of an issuer.  Although the Fund will only purchase convertible securities that the investment manager considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, the Fund may invest in such securities without regard to corporate bond ratings.

Options Risk: The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling common stock and there are risks associated with the use of options, including the risk that the prices of the option instruments may not rise or fall at the same rate as the underlying assets (sometimes called “correlation risk”).  Successful use of options depends upon the investment manager’s ability to predict certain market movements, which cannot be assured.  The use of options may require the Fund to purchase or sell securities at prices that are not advantageous to the Fund, may cause the Fund to hold a security it might otherwise sell because the market for the option has become illiquid, and may limit the amount of appreciation that might otherwise have been realized on a security.  If the Fund purchases a put or call option that expires without value, the Fund will have incurred an expense in the amount of the cost of the option.  Although the Fund uses options to enhance and protect the value of Fund shares, there is a risk of greater loss than if options were not

12

used.  By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fall.  At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

Hedging Risk: The techniques used by the investment manager to hedge the Fund’s portfolio are generally considered to be conservative strategies, but involve certain risks.  For example, a hedge might not actually correlate well to the price movements of the Fund’s stock investments and may have unexpected or undesired results, such as a loss or a reduction in gains.  When options are owned by the Fund, it is possible that they may lose value over time, even if the securities underlying such options are unchanged.

Frequent Trading Risk:  If the Fund engages in active and frequent trading to achieve its investment objective, it could result in higher brokerage commissions and higher taxable distributions to shareholders.

Fixed-Income Risk:  The Fund’s investments in debt obligations and other income-oriented securities carry four major risks to which you may be exposed:  interest rate risk, credit risk, call risk and liquidity risk. When interest rates rise, bond prices fall and when interest rates fall, bond prices rise.  Interest rate risk increases as average maturity increases.  Credit risk is associated with a borrower’s ability to pay interest and principal when due.  Lower-quality debt securities often involve greater risk of default or price changes due to changes in the credit quality of the issuer.  The value of lower-quality debt securities and other types of debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.  Call risk for corporate bonds is the possibility that borrowers will prepay their debt prior to the scheduled maturity date, resulting in the necessity to reinvest the proceeds at a lower interest rate. Liquidity risk is the risk that a bond may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a bond downgrade, a decline in price, or adverse conditions within the bond market).

Some U.S. Government obligations may not be backed by the “full faith and credit” of the U.S. Government, meaning their interest and principal payments are not guaranteed by the U.S. Government.  They may be supported by the right of the issuer to borrow from the U.S. Government or only by the credit of the agency issuing the obligation.  If the Fund invests in a U.S. Government obligation that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide support and the Fund’s performance could be adversely impacted.

PERFORMANCE SUMMARY

 The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for each of the past ten calendar years.  The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance.  How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website www.elitefunds.com or by calling 1-800-423-1068.

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Elite Growth & Income Fund
Calendar Year Total Returns

Best Quarter:      Q2 2009  +50.24%     Worst Quarter:  Q4 2008   -33.32%

Average Annual Total Returns for Periods Ended December 31, 2010:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares

S&P 500 Index (reflects no deduction for fees, expenses or taxes)

Management of the Fund

Investment Manager
McCormick Capital Management, Inc.

Portfolio Manager
Richard S. McCormick, President and Chief Investment Officer of the investment manager, is the portfolio manager of the Fund and has acted in this capacity since 1987.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to Both Funds” on page 15 of this Prospectus.

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Information Relevant to Both Funds

Purchase and Sale of Fund Shares

Minimum Initial Investment – $10,000 ($1,000 for IRA accounts)

Minimum Subsequent Investment – None, except the minimum for bank wires is $3,000

You may purchase or redeem (sell) shares of the Funds on each day that the Funds are open for business. Transactions may be initiated by written request, by telephone or through your financial institution.

Tax Information

Each Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or the intermediary and your sales person to recommend the Funds over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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How to Buy Shares

Getting Help   You may buy shares by mail or by wire and may use the Automatic Investment Plan, discussed below, to make periodic share purchases. A signed and completed Account Application Form must be delivered prior to your initial purchase, along with payment in U.S. dollars.   Subsequent purchases must include the correct account number.  Individual Retirement Accounts and corporate or self-employed retirement plans generally require special or supplemental application forms. You may obtain these forms or obtain assistance opening an account by calling toll-free, 1-800-423-1068, by writing to The Elite Group, 1325 4th Avenue, Suite 1744, Seattle, WA 98101, or by visiting our web site www.elitefunds.com.

Account Minimums   The minimum initial investment in each Fund is $10,000 ($1,000 for IRA accounts). Please bear in mind that a Fund may close your account and redeem your shares if your account balance falls below the minimum initial investment (but not if the decline in value is due solely to market action). You would first be given 60 days written notice. If, during the notice period, you restore your account to the required minimum, your account will not be redeemed.

ÄNo Load Funds

Unlike many mutual funds, The Elite Group of Mutual Funds are true NO LOAD funds. This means that when you buy shares directly from the Funds, no sales commissions or other distribution charges will deducted from your investment and 100% of your money will be used to buy Fund shares. If you prefer, you may buy shares through a broker-dealer, which may charge you a fee for its services.

Purchase by Mail   To open an account, complete and sign the Account Application Form. Be sure to indicate which Fund(s) you wish to buy shares, and make your check payable to The Elite Group. Mail the Account Application Form and your check to the transfer agent: BNY Mellon Investment Servicing, P.O. Box 9787, Providence, RI 02940. To add to your account, mail your purchase check to the same address. Be sure to include the Additional Investment Form which is attached to your Fund confirmation statement or include a letter identifying the Fund whose shares you wish to purchase and your account number.

Please note that overnight and express delivery services do not deliver to Post Office boxes. Please follow the instructions for regular mail orders, but use the following address to insure prompt delivery: BNY Mellon Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860-1427.

Purchase by Bank Wire   To open an account or add to an existing account by bank wire (the minimum additional investment by bank wire is $3,000), please call the transfer agent, BNY Mellon Investment Servicing, toll-free at 1-866-521-7208, before wiring funds, to advise it of your forthcoming investment, the dollar amount and the account registration. The transfer agent will provide you with an account number for your account if you are opening your account by wire. This will insure prompt and accurate handling of your investment. Following your call to the transfer agent, instruct your bank to use the following wiring instructions:

Wire to:	PNC Bank
Pittsburgh, PA
ABA # 031000053
Account Name: The Elite Group
Account Number: 86-0690-6209
Credit [Insert name of Elite Fund]
FBO [Insert shareholder’s name and account #]

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It is important that the bank wire contain all the information and that the transfer agent receives prior telephone notification to ensure proper credit. The Funds and their transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.  Your financial institution may charge you a fee for this service.

ÄPricing of Shares

The value of Fund shares fluctuates. The price you pay when you buy Fund shares is determined at the next calculation of net asset value (NAV) after your purchase order is received by the transfer agent in proper form as described under “How to Buy Shares.” NAV is determined on each day that the New York Stock Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). The New York Stock Exchange is currently open for business every Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. To calculate NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Funds value their portfolio securities at their current market values determined on the basis of market quotations, or, if market quotations are not readily available or the investment manager believes they are unreliable, at their fair values as determined by the investment manager under the ultimate supervision of the Funds’ Board of Trustees, pursuant to procedures adopted by the Board.   When fair value pricing is employed because the investment manager believes market quotations are unreliable, the prices of the securities used by the Funds to calculate their NAVs may differ from quoted or published prices for the same securities.

Automatic Investment Plan   The Automatic Investment Plan allows you to automatically purchase additional shares each month by an electronic transfer of funds from your bank checking account, money market account, NOW account or savings account. You choose the amount (minimum $100) to be automatically deducted from your bank account each month, and that amount will be used to purchase additional shares in the Fund of your choice. You may join the Automatic Investment Plan by completing an Automatic Investment Plan Application which you may obtain from the Funds or the transfer agent. At any time you may cancel your participation in the Plan, change the amount of purchase or change the day each month on which the shares are purchased by calling 1-866-521-7208 or by writing to the transfer agent, BNY Mellon Investment Servicing, P.O. Box 9787, Providence, RI 02940. The change or cancellation will be effective ten business days following receipt of your notification.

It will take about 15 days for the transfer agent to process your Automatic Investment Plan enrollment. The Funds may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee is currently contemplated.

Retirement Plans   Individual Retirement Accounts ("IRAs") and other retirement plans, including the traditional IRA, the Roth nondeductible IRA and the Simplified Employee Pension IRA ("SEP-IRA") are available to enable individuals and employers to set aside tax-deferred investments in the Funds. In addition to the plans mentioned above, Fund accounts may also be opened by other types of tax-deferred retirement plans. For assistance and an application, please call The Elite Group at 1-800-423-1068.

Account Conditions  The Funds may reject your purchase order under certain circumstances (for example, if you previously tried to purchase shares with a bad check or failed to provide the proper social security or tax identification number) or if your purchase amount is considered to be disadvantageous to shareholders.

Your purchase request will not be effective until it is actually received in proper form by the transfer agent. A purchase request is considered to be in proper form if it contains all of the necessary information to process the order, is accompanied by full payment of the purchase amount and is delivered in an approved manner as set forth herein.  The U.S. Postal Service and other independent delivery services are not agents of the Funds. Therefore, a deposit in the mail or with such services, or receipt at the transfer agent's post office box, does not constitute receipt by the transfer agent.

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A Social Security Number or other Taxpayer Identification Number (TIN) must be supplied and certified on the Account Application Form before an account can be established (unless you have applied for a TIN and the application so indicates). If you fail to furnish The Elite Group with a correct TIN, The Elite Group is required to withhold taxes on all distributions and redemption proceeds.

Payment for purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Third party checks will not be accepted. If your payment is not received or you pay with a check or bank wire transfer that does not clear, your purchase will be canceled and you will be responsible for any losses or expenses incurred by a Fund including, if applicable, a returned check fee of $25. If you are a shareholder, the Fund shall act as your agent to redeem shares from your account at the current NAV in order to reimburse the Fund for such losses or expenses.

Certificates will not be issued for your shares unless you request them. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose a certificate, you may incur delay and expense in replacing it.

Frequent Purchases and Redemptions of Fund Shares   The Funds are designed as long-term investments and not as frequent or short-term trading (“market timing”) options. Therefore, the Funds do not accommodate frequent trading. Since inception, the Funds have not experienced frequent or short-term trading of Fund shares. However, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds, should it occur. The policies delegate to the investment manager authority to discourage, limit or reject a purchase order, in its sole discretion, should the investor engage in frequent or short-term trading of a Fund’s shares. Any rejections of purchase orders will be made within 24 hours of receipt of your order.  The Board of Trustees retains ultimate supervision over the investment manager’s enforcement of the Funds’ policies and procedures with respect to market timing.  The investment manager and the Chief Compliance Officer for the Funds monitor shareholder trading activity to ensure it complies with the Funds’ policies. Each of the Funds has also reserved the right to impose a limit on the number of exchanges between the Funds.  These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions for the purchase of shares of a Fund or withdraw all or any part of the offering made by this Prospectus.

The Funds believe that frequent purchases and redemptions of Fund shares (market timing), while not illegal, is not in the best interest of shareholders.  Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the investment manager to implement the Funds’ investment strategies.  In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds’ ability to maximize investment return; and potentially diluting the value of the Funds’ shares.  These risks can have an adverse affect on the Funds’ performance.

The Funds rely on their service providers’ reporting of shareholder trading activity to help enforce their market timing policies.  The Board has adopted policies and procedures that give the investment manager (under the ultimate supervision of the Board) the right to reject or limit an order placed from an omnibus account if it believes active trading has occurred in the omnibus account.  The Funds rely on intermediaries to monitor trades placed through omnibus accounts since omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose identities are unknown to the Funds.  Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

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Anti-Money Laundering Program   Customer identification and verification are part of the Funds’ overall obligation to deter money laundering under Federal law.  When you open an account, we will ask for your name, address, date of birth, and other information that will allow the Funds to identify you.  We may also ask to see your driver’s license or other identifying documents.  The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities.  In this regard, the Funds reserve the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity.  These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority.  Closed accounts will be valued as of the close of the New York Stock Exchange on the day the account is closed, and redemption proceeds may be worth more or less than your original investment.  If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.  In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

How to Sell Shares

Getting Help   You may sell (redeem) Fund shares by mail or telephone. You also may use the Systematic Withdrawal Plan to receive regular monthly or quarterly checks from your Fund account. There is no charge for redeeming shares, except a $9.00 fee is charged for wire redemptions.   A redemption order is considered to be in proper form if it is complete and contains all of the necessary information to process the order and is delivered in an approved manner as set forth herein. If you prefer, you may sell your shares through a broker-dealer, who may charge you a fee for its services. For assistance in redeeming shares, call toll-free, 1-800-423-1068, or write to The Elite Group, 1325 4th Avenue, Suite 1744, Seattle, WA 98101.

Selling Shares by Mail   Send a written redemption request to the transfer agent, BNY Mellon Investment Servicing, P.O. Box 9787, Providence, RI 02940. Your request must include:

(a)	your share certificates, if issued;
(b)
your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered; and

(c)	signature guarantees and other documents, when required (see “Signature Guarantees” below).

Please note that if the shares you are redeeming were purchased by check, payment will not be made until the transfer agent can verify that your purchase check has cleared.

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ÄPrice and Timing

The value of Fund shares fluctuates.  Whether your request to sell shares is made by mail or telephone, the price you receive is determined at the NAV next calculated after your sale order is received by the transfer agent in proper form as described under “How to Sell Shares.”  For information about how and when shares are priced, see the sidebar, “Pricing of Shares,” on page 17.

The proceeds of your sale will ordinarily be sent to you within one or two business days, but no later than seven (7) days, after receipt of your request in proper form.

Selling Shares By Telephone    Call the transfer agent (toll-free) at 1-866-521-7208.   You will be asked to state how many shares (or the dollar amount) you wish to redeem, to whom the proceeds should be sent, and whether the proceeds will be mailed or wired. To protect you and the Funds, your redemption proceeds will only be sent to your address of record or to the bank account or person(s) specified in your Account Application Form or Telephone Authorization Form currently on file with the transfer agent.

The Telephone Redemption Privilege Must be Authorized in Advance.   You must establish the telephone privilege by advance written request in order to use it. Your written request will specify the person(s), bank, account number and/or address to receive your redemption proceeds. You may establish this privilege when completing your initial Account Application Form.  To establish this privilege after your account has been opened, you must use a separate Telephone Redemption Authorization Form (available from the Funds or the transfer agent).  You must also use the Telephone Redemption Authorization Form to change the person(s), bank, account number and/or address designated to receive your redemption proceeds. Each shareholder must sign the Form and provide a signature guarantee and other required documents (see "Signature Guarantees" below). You may cancel the privilege at any time by telephone or letter.

Risks Associated with Telephone Redemptions.   By establishing the telephone redemption privilege, you authorize the Funds and the transfer agent to act upon any telephone instructions they believe to be genuine, to (1) redeem shares from your account and (2) to mail or wire the redemption proceeds.  Redeeming by telephone is a convenient service enjoyed by many shareholders. There are important factors you should consider before establishing this privilege. The transfer agent will follow procedures it has established to confirm your identity.  These procedures include requiring you to provide identifying information which is unique to you, such as a password or other form of personal identification. In addition, your call will be recorded and the transfer agent will send a written confirmation of the transaction to your address of record.

The Funds and the transfer agent believe the procedures they have established for telephone redemptions reasonably protect shareholders from fraudulent transactions. You should be aware that provided the Funds follow such procedures, the Funds and their service agents will not be liable for the performance of any acts instructed by shareholders that are reasonably believed to be genuine. The Funds may restrict or cancel telephone redemption privileges, or modify the telephone redemption procedures, for any shareholder or all shareholders, without notice, if the Trustees believe it to be in the best interest of the shareholders.

You cannot redeem shares by telephone if you hold stock certificates representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your check has not cleared (which may take up to 15 days). During drastic economic and market changes, telephone redemption services may be difficult to implement. If you are unable to contact the transfer agent by telephone, you may redeem shares by mailing your request.

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Exchanging Shares   You may, by mail or telephone, exchange shares (in amounts of $1,000 or more) of one Fund for shares of the other Fund. To exchange by mail, follow the procedures for selling by mail and specify in your letter of instruction that you want the proceeds invested in the other Elite Fund. Telephone exchange privileges must be authorized in writing, in advance, with the transfer agent.  Once authorized, simply call the transfer agent at 1-866-521-7208 to make an exchange.

ÄIf You Exchange Shares:

®	The minimum account size requirement, discussed on page 16, applies to each Fund account affected.
®	The account registration for each Fund involved must be identical.
®	The exchange request, once made, may not be changed or cancelled.

Your exchange will take effect as of the next determined NAV of each Fund involved.  Such NAV determinations will occur on the same day for both Funds.  To discontinue your telephone exchange privilege, call the transfer agent at 1-866-521-7208, or write to the transfer agent at the address shown in this Prospectus.  The Elite Group reserves the right to limit the number of exchange requests or to prohibit or restrict a shareholder, or all shareholders, from making exchanges at any time, should the Trustees determine that it would be in the best interest of shareholders to do so.  You will be given at least 10 days written notice prior to imposing restrictions or prohibitions on exchange privileges.  An exchange, for tax purposes, constitutes the sale of the shares of one Fund and the purchase of those of the other Fund; consequently, the sale will usually involve either a capital gain or loss to the shareholder for Federal income tax purposes.  There is currently no service charge for exchanges, but the Funds reserve the right to impose such a charge in the future.  Shareholders would first be given 60 days written notice of service charges. During drastic economic and market changes, telephone exchange services may be difficult to implement.  The exchange privilege is only available in states where the shares to be exchanged are registered.  The Funds reserve the right to limit the number of purchases that can be made through an exchange (see “Frequent Purchases and Redemptions of Fund Shares” on page 18).

Systematic Withdrawal Plan   You may have regular monthly checks sent to you or someone you designate by authorizing the transfer agent to redeem the necessary number of shares from your Fund account on the 25th day of each month to make the payments requested. Payments must be at least $500 and your Fund account must have a value of at least $25,000 to begin a Systematic Withdrawal Plan.  If the 25th day falls on a Saturday, Sunday or holiday, the redemption will take place on the next business day.  Your check will usually be mailed within one or two business days of the redemption date, but in no case later than seven days.  Checks will be made in the exact name your account is registered with the transfer agent. If you designate someone other than yourself to receive the checks, your signature must be guaranteed on the Plan application (see "Signature Guarantees" below).   Shares for which stock certificates have been issued may not be redeemed under this plan. The costs of administering the plan are borne by the Funds.  You should be aware that, like all sales of Fund shares, systematic withdrawals will reduce the value of your Fund account and result in realized capital gains or losses.  You may terminate your participation in the Plan at any time upon written notice to the Funds or the transfer agent.  The Funds or the transfer agent may terminate the Systematic Withdrawal Plan upon 30 days written notice. Applications and further details may be obtained by writing or calling The Elite Group or by visiting our website at www.elitefunds.com.

Redemptions in Kind  You will generally receive proceeds in cash when you redeem your Fund shares.  It is possible, however, that conditions may arise which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash.  In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing

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the Fund’s NAV.  Shareholders receiving them would bear the market risks of holding such securities, including the risk that the value of the securities may decline and would also incur brokerage costs when these securities are sold.  The Funds have made an irrevocable commitment to pay redemptions in cash to any shareholder of record during any 90 day period if the redemption request is an amount not exceeding the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

Signature Guarantees   A signature guarantee is a widely accepted way to protect you, the Funds and the transfer agent from fraud, and to be certain that you are the person who has authorized a redemption from, or change to, your account.  Signature guarantees are required for (1) all written requests to redeem shares having a value in excess of $50,000, (2) change of registration requests, and (3) requests to establish or change telephone redemption, exchange, or systematic withdrawal privileges other than through your initial Account Application Form.  The Funds may require a signature guarantee under other circumstances, in their discretion.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided.  A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association.  The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

The signature guarantee must appear on:

®	your written request;
®	a separate instrument of assignment ("stock power") which should specify the total number of shares to be redeemed; or
®	all stock certificates tendered for redemption and, if you are redeeming shares held for you by the transfer agent, on the letter or stock power.

In addition to requiring signature guarantees for redemptions and certain shareholder services, other supporting legal documents may be required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations. For example, a corporation (or partnership) must submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf.  The Account Application Form or letter of instruction must be signed by such duly authorized officer(s) and the corporate seal affixed.  You may avoid time delays by calling the transfer agent for assistance before sending your request.

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Dividends, Distributions and Tax Consequences

Dividends and Distributions   You will receive dividends from net investment income, if any, quarterly.  You will also receive net realized capital gains distributions, including short-term gains, if any, at least annually.   All dividends and distributions will automatically be paid to you in additional shares of the applicable Fund at the then current NAV on the "ex-date," which is normally the day following the record date.  You may choose to receive dividend distributions and/or capital gain distributions in cash by checking the appropriate box on the Account Application Form when you open your account. You may change how you receive dividends and distributions by sending a letter of instruction to the transfer agent. If you elect payment of distributions in cash, you may designate a person or entity other than yourself to receive such distributions. The name and address of the desired recipient should be indicated in the Account Application Form or in a separate, signed statement accompanying the Account Application Form.

Dividends and distributions are paid on a per share basis. At the time of such a payment, therefore, the value of each share will be reduced by the amount of the payment. Keep in mind that if you purchase shares shortly before the payment of a dividend or the distribution of capital gains, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or distribution, if any.

Tax Consequences   During the time you hold a Fund's shares, you will generally be subject to federal income tax on the Fund's distributions, whether you receive them in additional shares or cash. Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates.  In the case of corporations that hold shares of the Funds, certain income from the Funds may qualify for a 70% dividends-received deduction.  Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.   The Income Fund's distributions are expected to consist primarily of ordinary income. Because of its flexible investment strategy, the Growth & Income Fund's distributions are expected to consist of both ordinary income and capital gains, the proportion of which will vary from year to year.  Any income to the Funds derived from securities lending practices will be taxed to shareholders as ordinary income rather than as qualified dividend income.

When you sell your shares of a Fund, any gain on the transaction may be subject to federal income tax. This also applies to an exchange, which is considered the sale of shares of one Fund and the purchase of shares of the other Fund.

If you are not subject to tax on your income, you will not be required to pay taxes on the amounts distributed to you or on gains received when you sell or exchange shares. Buying, holding, selling and exchanging Fund shares may also be subject to state tax, depending upon the laws of your home state.

Disclosure of Portfolio Holdings

A listing of each Fund’s portfolio holdings as of the end of the prior month can be found on the Funds’ website.   A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.

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Management of the Funds

Investment Manager   McCormick Capital Management, Inc., 1325 4th Ave., Suite 1744, Seattle, Washington 98101, has been the investment manager for each Fund since the Funds were first offered to the public in 1987.   Its duties include ongoing management of each Fund's investment portfolio and business affairs. In addition, the investment manager provides certain executive officers to The Elite Group and supplies, office space and equipment not otherwise provided by the Funds.

During the most recent fiscal year, the investment manager received a management fee from the Growth & Income Fund and the Income Fund equal to 1.00% and 0.70%, respectively, of average daily net assets.

A discussion regarding the basis for the Board of Trustees’ most recent approval of each Fund’s Management Agreement with the investment manager will be available in the Funds’ semiannual report for the period ending March 31, 2011.

Portfolio Managers   The portfolio managers of the Funds are responsible for the day to day investment policy, portfolio management and investment research for the Funds.  Their business experience and educational backgrounds are described below.  The Statement of Additional Information contains further details about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Richard S. McCormick, founder of The Elite Group, has served as portfolio manager of the Growth & Income Fund since 1987.  Mr. McCormick is the President and Chief Executive Officer of the investment manager.  He is also Chairman of the Board of Trustees and President of The Elite Group. His investment management experience dates back to 1969, and includes management of numerous large capital funds – for banks, labor unions, corporations, universities and municipalities.  He graduated from the University of Washington with a finance degree and is a Chartered Financial Analyst.  Mr. McCormick was also portfolio manager for the Income Fund from 1987 to 1993.

Michael Cheung has served as portfolio manager of the Income Fund since he joined The Elite Group in October 2002.  He has over 20 years of investment experience.  Mr. Cheung has also served as a Principal, Vice President and Fixed Income Manager for Washington Capital Management, Inc. since 2002.  Mr. Cheung’s extensive fixed income portfolio management experience includes the direct responsibility for investing $26 billion for General Electric Financial Assurance and $8 billion for the State of Alaska.  His investment strengths include global economic and capital markets analysis as well as a diverse investment exposure in all sectors of the bond market.  Mr. Cheung graduated from University of Wisconsin-Green Bay and holds an MBA from Texas Christian University.  He is a Chartered Financial Analyst.

Codes of Ethics   The Funds and the investment manager have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Funds and the investment manager and its employees. The Codes of Ethics permit directors, trustees, officers and employees of the Funds and the investment manager to buy and sell securities for their personal accounts that may also be held by the Funds, subject to certain restrictions.   These personnel cannot buy or sell securities on the same day a Fund is trading in such a security or an equivalent security until that order is executed or withdrawn.  Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP , whose report, along with the Funds' financial statements, is included in the annual report, which is available without charge upon request.

THE ELITE INCOME FUND

For a Share Outstanding Throughout Each Year

	Year Ended September 30,
	2010	2009	2008	2007		2006

Net asset value, beginning of year	$10.33	$9.20	$9.73	$9.77		$9.82

Income (loss) from investment operations
Net investment income	0.33	0.39	0.42	0.43		0.39
Net gain/loss on securities (both realized and unrealized)	0.55	1.09	(0.50)	(0.00	)**	(0.02)
Total from investment operations	0.88	1.48	(0.08)	0.43		0.37

Less Distributions
Dividends from net investment income	(0.38)	(0.35)	(0.45)	(0.47)		(0.42)
Distributions from net realized gains	(0.04)	-	-	-		-
Total distributions	(0.42)	(0.35)	(0.45)	(0.47)		(0.42)
Net asset value, end of year	$10.79	$10.33	$9.20	$9.73		$9.77

Total Return	8.74%	16.53%	(0.90)%	4.48%		3.87%

Ratios/Supplemental Data
Net asset value, end of year (in 000's)	$21,320	$17,199	$15,211	$18,000		$18,227
Ratio of expenses to average net assets	1.33%	1.56% *	1.24% *	1.31%	*	1.22% *
Ratio of net investment income to average net assets	3.20%	4.11%	4.30%	4.44%		4.00%

Portfolio Turnover	75.49%	100.35%	105.66%	117.52%		120.00%

*	Ratio reflects expenses prior to reimbursement from the manager. Expense ratios after reimbursement were 1.48%, 1.05%, 1.20% and 1.04% for 2009, 2008, 2007 and 2006 respectively.

**	Less than $0.01 per share

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THE ELITE GROWTH & INCOME FUND

For a Share Outstanding Throughout Each Year

	Year Ended September 30,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$14.37	$13.38	$18.78	$19.13	$20.77

Income (loss) from investment operations
Net investment income (loss)	0.03	0.16	0.14	(0.03)	0.12
Net gain/loss on securities (both realized and unrealized)	0.06	0.93	(5.48)	4.01	1.00
Total from investment operations	0.09	1.09	(5.34)	3.98	1.12

Less Distributions
Dividends from net investment income	(0.17)	(0.10)	(0.06)	(0.03)	(0.14)
Distribution from net realized gains	-	-	-	(4.20)	(2.62)
Distribution from return of capital	(0.02)	-	-	(0.10)	-
Total distributions	(0.19)	(0.10)	(0.06)	(4.33)	(2.76)
Net asset value, end of year	$14.27	$14.37	$13.38	$18.78	$19.13

Total Return	0.71%	8.64%	(28.52)%	21.03%	5.40%

Ratios/Supplemental Data
Net asset value, end of year (in 000's)	$43,062	$46,075	$47,191	$67,834	$61,800
Ratio of expenses to average net assets	1.56%	1.79%	1.42%	1.35%	1.39%
Ratio of net investment income (loss) to average net assets	0.10%	1.54%	0.79%	(0.16)%	0.57%

Portfolio Turnover	239.54%	233.44%	277.14%	213.35%	188.52%

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FFACTS	PRIVACY NOTICE
FACTS	WHAT DO THE ELITE GROUP OF FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•  Social Security number
•  Assets
•  Retirement Assets
•  Transaction History
•  Checking Account Information
•  Purchase History
•  Account Balances
•  Account Transactions
•  Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information;
the reasons The Elite Group of Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Elite Group of Funds share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-800-423-1068

27

Who is providing this notice?	The Elite Group of Mutual Funds BNY Mellon Investment Servicing (Transfer Agent)
What we do
How do The Elite Group of Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Elite Group of Funds collect my personal information?
We collect your personal information, for example, when you
•     Provide account information
•     Give us your contact information
•     Make deposits or withdrawals from your account
•     Make a wire transfer
•     Tell us where to send the money
•     Tell us who receives the money
•     Show your government-issued ID
•     Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
•     Sharing for affiliates’ everyday business purposes–information about your creditworthiness
•     Affiliates from using your information to market to you
•     Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•     McCormick Capital Management, Inc., the investment manager for The Elite Group of Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • The Elite Group of Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Elite Group of Funds don’t jointly market.

28

THE ELITE GROUP
OF MUTUAL FUNDS

Additional Information

Additional information about The Elite Income Fund and The Elite Growth & Income Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety.  Additional information about each Fund’s investments is available in the annual and semiannual reports to shareholders.  In the annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during the last fiscal year.

Call or Write The Elite Group toll-free 1-800-423-1068 to obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds. During business hours, friendly, experienced personnel will answer your questions, provide investment forms and applications, assist with shareholder needs and provide current share prices. After hours, current prices are provided electronically and you may leave messages for our service personnel to be addressed the next business day. You may also write to The Elite Group at 1325 4th Avenue, Suite 1744, Seattle, WA 98101, or visit our web site, www.elitefunds.com for copies of the Funds’ SAI and annual and semiannual reports.

Contact the Securities and Exchange Commission. Information about The Elite Group, including the Funds’ SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about The Elite Group of Funds are also available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee: by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-4804

Statement of Additional Information
February 1, 2011

THE ELITE GROUP
OF MUTUAL FUNDS

THE ELITE INCOME FUND
(TICKER: ELINX)

THE ELITE GROWTH & INCOME FUND

(TICKER: ELGIX)

1325 4th Avenue, Suite 1744
Seattle, Washington 98101

1-800-423-1068 Toll-Free
1-206-624-5863 Local Seattle Area
Web Site:  www.elitefunds.com
Email: mcminfo@mcmelite.com

This Statement of Additional Information (“SAI”) is not a prospectus. A copy of the Funds' prospectus dated February 1, 2011 is available upon written or telephone request to The Elite Group, at the address and phone numbers shown above, at no charge. The SAI should be read in conjunction with the prospectus for an understanding of the Funds. The Annual Report of The Elite Group is incorporated by reference into this SAI, and is also available free of charge by calling our toll-free number.

Table of Contents

History of the Funds	1
Investment Strategies and Risks	1
Investment Limitations	11
Purchase and Redemption of Shares	13
Brokerage	16
Management of the Funds	16
Investment Advisory and Other Services	21
Policy Regarding the Selective Disclosure of Portfolio Holdings	23
Capital Stock and Voting	25
Taxation of the Funds	26
Performance Data	27
Financial Statements	29
Appendix A: Debt Securities Ratings	30
Appendix B: Proxy Policy	33

History of the Funds

The Elite Group of Mutual Funds (the "Trust") is an open-end management investment company, commonly known as a "mutual fund". Organized in 1986 as a Massachusetts business trust, the Trust currently offers two Funds from which to choose, the Elite Income Fund and the Elite Growth & Income Fund, both diversified funds.

Investment Strategies and Risks

The investment objective of each Fund, as described in the prospectus, and the investment limitations described in this SAI may be changed only by the affirmative vote of a majority of the outstanding voting shares of the Fund for which a change is proposed.1 All other strategies and limitations adopted by the Funds may be changed by a majority vote of the Board of Trustees. However, should a material change be adopted by the Trustees, shareholders would be provided 60 days prior notice, in writing, and the prospectus would be amended.

The following discussion supplements the disclosure in the prospectus about the Funds’ investment strategies and risks and should be read in conjunction with the prospectus.

Additional Information About Principal Investment Strategies

Debt Securities  Each Fund may invest in U.S. corporate debt securities.  Investment grade corporate debt obligations are generally considered to carry greater credit and call risk than U.S. Government obligations, yet may have significant investment merit. Standard & Poor's® (“S&P”) descriptions for its top four ratings, for example, range from "…extremely strong capacity to pay principal and interest…" for its top rating to "…adequate capacity…[where] adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest…" for  the lowest of its top four grades. Moody's® descriptions include words like "…gilt-edged…" for its top rating, and the cautionary language "…and in fact have speculative characteristics…" for the lowest of its top four grades. Fitch Ratings descriptions include “…exceptionally strong capacity for repayment of financial commitment…” for its top rating, and the cautionary language “…. capacity for payment is considered adequate…” for the lowest of its top four grades.  For a description of the Moody's, S&P and Fitch bond ratings please see “Appendix A: Debt Securities Ratings” to this SAI .  The investment manager relies, in part, on the quality ratings assigned by these and other rating services. But there is risk associated with such reliance. Rating agencies evaluate the credit risk – the safety of principal and interest payments – but not market value, which is affected by interest rate trends, economic conditions and other factors, including those unique to an issuer or industry. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and may not reflect the fine shadings of risks within a given quality grade. For example, two bonds rated the same are not likely to be precisely the same in quality. The investment manager performs independent analyses in an attempt to identify issuers within a given quality grade that, because of improving fundamental or other factors, are likely to result in improving quality, greater market value and lower risk.

Hedging  The Growth & Income Fund (but not the Income Fund) may enter into transactions in options, futures and forward contracts on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities and increases in the cost of securities to be acquired as well as to increase the Fund's return.

Options. The Growth & Income Fund may write (sell) "covered" put and call options and buy put and call options, including securities index and foreign currency options. A call option is a contract that gives the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon

1 Under the Investment Company Act of 1940, as amended (the “1940 Act”), a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) more than 50% of the outstanding voting securities, whichever is less.

exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A written call option is covered if, for example, the Fund owns the underlying security covered by the call or, in the case of a call option on an index, holds securities the price changes of which are expected to substantially correlate with the movement of the index. A written put option is covered if, for example, the Fund segregates cash or liquid securities with a value equal to the exercise price of the put option.

Options purchased or written by the Fund will be traded on a national securities exchange.

Options are subject to certain risks, including the risk of imperfect correlation between the option and the Fund’s other investments and the risk that there may not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. This may cause the Fund to lose the entire premium on purchased options or reduce its ability to effect closing transactions at favorable prices.

The Fund will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 25% of its net assets. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 20% of its net assets. The aggregate margin deposits required on all such options held by the Fund at any one time may not exceed 5% of its total assets.

The Growth & Income Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund loses any opportunity to profit from an increase in the market price of the underlying securities, above the exercise price, while the contract is outstanding, except to the extent the premium represents a profit. The Fund also retains the risk of loss if the price of the security declines, although the premium is intended to offset that loss in whole or in part. As long as its obligations under the option continue, the Fund must assume that the call may be exercised at any time and that the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

The Fund may enter into a "closing purchase transaction," by purchasing an option identical to the one it has written, and terminating its obligations under the covered call. The Fund will realize a gain (or loss) from a closing purchase transaction if the amount paid to purchase a call option is less (or more) than the premium received upon writing the corresponding call option. Any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund primarily because a price increase of a call option generally reflects an increase in the market price of the securities on which the option is based. In order to sell portfolio securities that cover a call option, the Fund will effect a closing purchase transaction so as to close out any existing covered call option on those securities.  A closing purchase transaction for exchange-traded options may be made only on a national securities exchange.  A liquid secondary market on an exchange may not always exist for any particular option, or at any particular time, and, for some options, such as over-the-counter options, no secondary market on an exchange may exist. If the Fund is unable to effect a closing purchase transaction, it will not sell the underlying security until the option expires or until it delivers the underlying security upon exercise.

The Growth & Income Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The Fund may also write put options if it expects a decline in the price of the underlying securities and intends to exercise the option at a price which, offset by the option premium, is less than the current price. The risk of either strategy is that the price of the underlying securities may decline by an amount greater than the premium received.

The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. If the Fund is able to enter into a closing purchase transaction, it will realize a profit (or loss) from that transaction if the cost of the transaction is less (or more) than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying securities plus the premiums received from the sale of the option.

The purchase of put options on securities enables the Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security.  In addition, the Fund may continue to receive interest or dividend income on the security.

The Growth & Income Fund may write call options on securities or securities indexes for the purpose of providing a partial hedge against a decline in the value of its portfolio securities. The Fund may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the price of the underlying security moves adversely to the Fund’s position, the option may be exercised and the Fund will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received.

The Growth & Income Fund may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Fund wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance or decline. In the event that the expected changes in interest rates or stock prices occur, the Fund may be able to offset the resulting adverse effect on the Fund by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the Fund.

An option on a securities index, unlike a stock option (which gives the holder the right to purchase or sell a specified stock at a specified price) gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others:  The Chicago Board Options Exchange, the New York Stock Exchange, and the American Stock Exchange.

The value of securities index options in any investment strategy depends upon the extent to which price movements in the portion of the underlying securities correlate with price movements in the selected securities index.  Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of the hedged securities. Moreover, in the event the Fund was unable to close an option it had written, it might be unable to sell the securities used as cover.

The Growth & Income Fund, for hedging purposes, may purchase and write options in combination with each other to adjust the risk and return characteristics of the Fund's portfolio. For example, the Fund may purchase a put option and write a covered call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. This technique, called a "collar," enables the Fund to offset the cost of purchasing a put option with the premium received from writing the call option. However, by selling the call option, the Fund gives up the ability for potentially unlimited profit from the put option. Another possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Futures Contracts and Forwards. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of an index future) for a set price in the future. When the contract is entered into, a good faith deposit, known as initial margin, is made with the broker. Subsequent daily payments, known as variation margin, are made to and by the broker reflecting changes in the value of the security or level of the index. Futures contracts are authorized by boards of trade designated as "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). Certain results may be accomplished more quickly, and with lower transaction costs, in the futures market (because of its greater liquidity) than in the cash market.

The Fund will incur brokerage fees when it purchases and sells futures contracts, and it will be required to maintain margin deposits.  Positions taken in the futures markets are typically liquidated through offsetting transactions, which may result in a gain or a loss, before delivery or cash settlement is required. However, the Fund may close out a position by making or taking delivery of the underlying securities wherever it appears economically advantageous to do so.

Purchases of options on futures contracts may present less risk than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there may not always be a liquid market, and it may not be possible to close a futures position at that time; in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. Whenever futures positions are used to hedge portfolio securities, however, any increase in the price of the underlying securities held by the Fund may partially or completely offset losses on the futures contracts.

If a broker or clearing member of an options or futures clearing corporation were to become insolvent, the Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker. In addition, the Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves. While the principal purpose of engaging in these transactions is to limit the effects of adverse market movements, the attendant expense may cause the Fund's returns to be less than if the transactions had not occurred. Their overall effectiveness, therefore, depends on the investment manager’s accuracy in predicting future changes in interest rate levels or securities price movements, as well as on the expense of engaging in these transactions.

The Growth & Income Fund has the ability to short futures contracts.

The Growth & Income Fund may purchase and sell stock index futures contracts to hedge the value of the portfolio against changes in market conditions. The Fund may also purchase put and call options on futures contracts and write "covered" put and call options on futures contracts in order to hedge against changes in stock prices. Although the Fund is authorized to invest in futures contracts and related options with respect to non-U.S. instruments, it will limit such investments to those which have been approved by the CFTC for investment by U.S. investors. The Fund may enter into futures contracts and buy and sell related options, provided that the futures contracts and related options investments are made for "bona fide hedging" purposes, as defined under CFTC regulations. No more than 25% of the Fund’s total assets will be committed to initial margin deposits required pursuant to futures contracts. Percentage investment limitations on the Fund’s investment in options on futures contracts are set forth above under "Options."

Bona Fide Hedging. The Growth & Income Fund will only enter into options on futures transactions for bona fide hedging purposes. The CFTC has defined bona fide hedging in its Rule 1.3(z) which provides that the transaction must be "economically appropriate to the reduction of risks in the conduct and management of a commercial enterprise." Common uses of financial futures and related options by the Fund that would satisfy the Rule include the following:

(1)	to hedge various pertinent securities market risks (e.g., interest rate movements, and broad based or specific equity or fixed-income market movements);
(2)	to establish a position as a temporary substitute for purchasing or selling particular securities; or
(3)	to maintain liquidity while simulating full investment in the securities markets.

Short-Term Trading and Portfolio Turnover Generally, the Growth & Income Fund intends to invest for long-term purposes.  However, the Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover.  During periods of rapid changes in economic conditions and security price levels, portfolio turnover may be higher than when conditions are more stable.  Because of the aggressive strategies that may be employed by the Growth & Income Fund, portfolio turnover can typically be expected to range between 100% and 300%.  The Growth & Income Fund’s portfolio turnover rate may involve greater transaction costs relative to other mutual funds and may have greater tax and other consequences.

Other Investment Strategies That Are Not Principal Investment Strategies

High Yield/High Risk Bonds  The Income Fund may invest in high yield/high risk bonds (also referred to as  “junk bonds”) in order to increase its income potential. Because of the risks inherent in high yield/high risk bonds, the Income Fund limits its investments in them to 10% of its total assets. The Growth & Income Fund, except as a “special situation,” does not normally invest in high yield/high risk bonds.  The Growth & Income Fund limits its investment in lower quality debt securities—taken together with securities involved in special situations—to no more than 10% of its total assets.

High yield/high risk bonds are corporate debt securities that are rated lower than investment grade. Like their higher-quality counterparts, these securities may include issues with equity conversion privileges and may be structured as zero coupon bonds. Because of risk factors, each Fund will not invest in issues rated lower than Moody's® Ca or S&P's® CC (or non-rated issues the investment manager believes to be of comparable quality). For more information on the ratings of debt securities, see “Appendix A: Debt Securities Ratings” to this SAI . High yield/high risk bonds generally involve greater credit risk than higher rated securities and are considered by S&P and Moody's to be predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. The risks of high yield/high risk bonds include:

®	limited liquidity and secondary market support;
®	significant volatility in market price when prevailing interest rates or investor perceptions change;
®	lower credit quality and greater potential for insolvency during periods of rising interest rates and economic downturn;
®	call/redemption and sinking fund provisions which may be exercised during periods of declining interest rates, which could cause the Fund to have to reinvest the proceeds in lower yielding securities;
®	possible subordination to senior claims of banks or other creditors; and
®	the potential that the earnings or cash flow of the issuer may be inadequate to meet the required payment obligations on its debt issues.

Each Fund will invest in high yield/high risk bonds only when the investment manager believes the assumed risk is justified by the potential for increased income to the Fund. When such issues are held by a Fund, the issuers of such securities and the secondary markets in which they are traded will be closely monitored by the investment manager.

Zero Coupon Securities  Each Fund may invest in zero coupon U.S. Government and corporate bonds ("Zeros"). Such securities do not make periodic interest payments, but are purchased at a discount from their face, or maturity, value. Thus, the holder receives only the right to receive the face value upon maturity. An advantage of Zeros is that a fixed yield is earned on the invested principal and on all accretion of the discount from the date of purchase until maturity. The holder of a bond which makes a periodic interest payment, on the other hand, bears the risk that current interest payments, when received, must be reinvested at then-current yields, which could be higher or lower than that of the bond originally purchased. A disadvantage is that the Fund must recognize, as interest income, the accretion of the discount from the date of purchase until the date of maturity or sale, even though no interest income is actually received in cash on a current basis. The Fund must distribute all or substantially all of such interest income annually to its shareholders. Zeros are subject to greater price volatility than bonds paying periodic interest during periods of changing interest rates, more so with longer maturities.

Defensive Strategy and Short-Term Securities  Each Fund may hold cash and short-term securities in amounts needed to satisfy the liquidity needs of the Fund and, up to 100% of the Fund's assets, for temporary defensive purposes if the investment manager believes that it is advisable in responding to adverse market, economic, political or other conditions.  During periods when, and to the extent that, a Fund holds short-term securities and cash for temporary or emergency purposes, the investment objective of the Fund may not be realized.   Each Fund may purchase the following short-term money market securities:

®	repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
®
certificates of deposit, time deposits and bankers' acceptances issued by domestic banks which have total assets (at the time of the Fund's investment) in excess of $1 billion and are members of the Federal Reserve System (or such securities which may be issued by holding companies of such banks);

®
corporate commercial paper which, at the time of purchase, is rated at least Prime-1 by Moody's, A-1 by S&P or F1 by Fitch, or unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by Moody's, S&P or Fitch; or

®	money market funds (mutual funds classified as money market funds that invest principally in money market instruments maturing within one year).

Each Fund limits its investments in repurchase agreements and money market funds to no more than 5% of its net assets.  (Fund limitations are measured at the time of acquisition.)

Repurchase Agreements  Each Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller (which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million) simultaneously commits to repurchase it at an agreed-upon price and on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest, which is unrelated to the coupon rate or maturity of the acquired security. The Funds will only enter into repurchase agreements involving U.S. Government securities. In repurchase agreement transactions, the underlying securities are held as collateral by the Fund's custodian bank until repurchased. Repurchase agreements involve risks in the event of the bankruptcy or other default of a seller of a repurchase agreement, including delays or restrictions on the Fund's ability to dispose of the underlying securities. Each Fund limits its investments in repurchase agreements to 5% of its net assets.

Commercial Paper  Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.  The Funds will only invest in commercial paper rated A-1 by S&P, Prime-1 by Moody's or F1 by Fitch, or unrated paper of issuers who have outstanding unsecured debt rated A or better by S&P, Moody's or Fitch. Certain notes may have floating or variable rates.  Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds’ policy with respect to illiquid investments unless, in the judgment of the investment manager, such note is liquid.

Commercial paper represents an unsecured promise by the issuer and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay principal and interest, when due.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody's.  Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  These factors are all considered in determining whether the commercial paper is rated Prime-1.  Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.  Commercial paper rated F1 (highest quality) by Fitch indicates the strongest intrinsic capacity for payment of financial commitments.

Bank Debt Instruments  Bank debt instruments in which the Funds may invest for temporary defensive purposes consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation .  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $250,000.  The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

Foreign Securities and ADRs  Each Fund may invest in foreign securities. Each Fund will limit such investments to 5% of its total assets. American Depositary Receipts (ADRs) traded on the New York Stock Exchange or the American Stock Exchange are not considered foreign securities by the Funds for the purpose of this limitation. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. Generally, ADRs in registered form are designed for trading in U.S. securities markets.  The underlying securities are not always denominated in the same currency as the ADRs. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

ADRs are available through facilities which may be either "sponsored" or "unsponsored." Only sponsored ADRs may be listed on the New York Stock Exchange or the American Stock Exchange. If sponsored, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. If unsponsored, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than unsponsored arrangements. More and higher fees are generally charged in an unsponsored arrangement compared to a sponsored arrangement. Unsponsored ADRs are generally considered more risky due to: (a) the additional costs involved; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs associated with trading in the over-the-counter market.  Unsponsored ADRs are considered foreign securities by the Funds for the purpose of calculating the limitation on investments in foreign securities.

Foreign securities markets are generally not as developed or efficient as those in the United States. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign securities markets is less than in the United States and, at times, price volatility can be greater than in the United States. In addition, there may be less publicly available information about non-U.S. issuers, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because stock certificates and other evidences of ownership of such securities may be held outside the United States, the Funds may be subject to additional risks. Risks could include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the ability of the Funds to collect principal and interest obligations or to liquidate holdings, whether from currency blockage or otherwise. Since foreign securities often are purchased with and payable in currencies of foreign governments, the Funds would be subject to the risk of the exchange value of the dollar dropping against the value of the currency in which a particular security is traded. This would have the effect of increasing the cost of such investment and would reduce the realized gain or increase the loss on such securities at the time of sale.  The risks discussed above are generally higher in less-developed countries. Custodial expenses for a portfolio of non-U.S. securities are generally higher than for a portfolio of U.S. securities. Dividend and interest payments from certain foreign securities may be subject to foreign withholding taxes.

New Companies Each Fund may, from time to time, invest up to 5% of its total assets in securities issued by new companies. If a debt issuer's security is guaranteed by an organization that has been in business for more than three years, the security will not be considered a new company for purposes of the 5% limitation. The management of new companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies that are well established, more experienced and better financed. The securities issued by new companies may not be readily marketable and, if so, would be subject to the investment limitations on illiquid securities described below.

Special Situations  Each Fund may, from time to time, invest up to 5% of its total assets in securities of companies that may be affected by special situations which may be unrelated to general market trends. Examples of special situations are companies being reorganized or merged, having unusual new products, enjoying particular tax advantage, or acquiring new management. Securities of companies affected by special situations may not be readily marketable and, if so, would be subject to the investment limitations on illiquid securities described below. The extent, if any, in which the Funds will invest in new companies or special situation companies will be determined by the investment manager in light of all the pertinent facts and circumstances, with special consideration given to the risk involved in such investments.

Warrants  Each Fund may invest in warrants, but will limit such investments to 5% of its net assets, and no more than 2% of a Fund's net assets may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants are options to purchase equity securities at specific prices for a specific period of time. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified period of time, it will become worthless and the Fund will lose both the purchase price and the right to purchase the underlying security. Prices of warrants do not necessarily move parallel to the prices of their underlying securities.

Conversion and Other Rights  Each Fund may exchange securities or exercise conversion, subscription, warrants or other rights to purchase common stock or other equity securities. Each Fund may hold any such securities, except to the extent limited by the 1940 Act (with respect to diversification and concentration requirements) or the Funds’ investment limitations restricting the securities held of any single issuer to no more than 5% of the value of the total assets of a Fund or 10% of the outstanding voting securities of such issuer except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.  The original cost of the securities so acquired will be included in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to herein and in the  prospectus. Each Fund will not exercise rights or otherwise acquire securities if this would jeopardize its status as a "diversified" investment company under the 1940 Act.

Short-Term Trading and Portfolio Turnover  Generally, the Income Fund intends to invest for long-term purposes. However, the Fund may engage in short-term trading of securities and portfolio turnover will not be a limiting factor in the portfolio management process. During periods of rapid changes in economic conditions and security prices, portfolio turnover may be higher than when conditions are more stable. The Income Fund's portfolio turnover will typically range between 50% and 125%.  If the Fund's portfolio turnover rate is higher, it may realize greater transaction costs and may have greater tax and other consequences relative to other mutual funds.

Illiquid Securities  It is each Fund's policy not to invest in restricted and other illiquid securities (including repurchase agreements maturing in more than seven days) if, as a result, more than 10% of its net assets are invested in such securities. It may be difficult to sell restricted securities at prices representing their fair market value. If registration of restricted securities is necessary, a considerable period of time may elapse between the decision to sell and the effective date of the registration statement. During that time, the price of the securities to be sold may be affected by adverse market conditions.

Lending Portfolio Securities  Each Fund is permitted to lend its portfolio securities for the purpose of generating additional income.  In June 2006, the Funds contracted with PNC Trust Company to make portfolio securities held by the Funds available for borrowing by eligible banks and member firms of the New York Stock Exchange.  Loans of portfolio securities are in accordance with applicable regulatory requirements. Such loans are made only to banks and member firms of the New York Stock Exchange deemed by the investment manager to be creditworthy and of good standing. Loans of portfolio securities must be secured by collateral equal to the market value of the securities loaned. If the market value of the loaned securities increases over the value of the collateral, the borrower must promptly put up additional collateral; if the market value declines, the borrower is entitled to a return of the excess collateral. The types of collateral currently permitted are cash, securities issued or guaranteed by the U.S. Government or its agencies, irrevocable stand-by letters of credit issued by banks acceptable to management, or any combination thereof. Each Fund limits the amount of loaned portfolio securities so that the aggregate market value, at the time the loan is made, of all portfolio securities on loan will not exceed 33% of the value of the Fund's net assets.

During the existence of a loan, a Fund will continue to receive a payment equal to the interest or dividends paid by the issuer on the securities loaned. In addition, the Fund will receive a negotiated loan fee or premium from the borrower or, in the case of loans collateralized by cash or government securities, will retain part or all of the income realized from the investment of cash collateral or the interest on the government securities.

Under the terms of its securities loans, the Funds have the right to call the loan and obtain the securities loaned at any time. Voting rights may pass with the lending of securities. However, the Funds will retain the right either to call the loan in time to vote or consent, or to otherwise obtain rights to vote or consent, if a material event affecting the investment is to occur. The Funds may pay reasonable finder's, custodian and/or administrative fees in connection with the securities loaned. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. If the borrower defaults on its obligation to return the loaned securities because of insolvency or other reasons, the Funds could experience delays and costs in recovering the loaned security or in gaining access to the collateral.  If a Fund is not able to recover its loaned securities, the Fund may sell the collateral and purchase a replacement investment.  The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.  Loans of portfolio securities are made only when, in the judgment of the Funds’ investment manager, the opportunity for income from the transaction outweighs the risk of loss.

Leverage  The Growth & Income Fund’s investment policies permit it to borrow money from banks on a secured or unsecured basis to purchase or carry securities and to pay interest on such loans. The Growth & Income Fund has not employed leverage in the past and has no current intention of employing it, but the Fund reserves the right to use leverage in the future. Shareholders will receive 60 days’ written notice and the prospectus will be amended prior to any such change in its leverage practices.

To the extent leverage is employed by the Growth & Income Fund, and to the extent securities are purchased or carried with borrowed money, the net asset value of Fund shares will increase or decrease at a greater rate than would be the case if borrowed money was not used. The Fund may borrow from a bank to purchase or carry securities only if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding. The amount of borrowing will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If for any reasons the value of the Fund's assets fall below the coverage requirement of the 1940 Act, the Fund will, within three business days, reduce such borrowings to the extent necessary. In such event the Fund may be required to liquidate positions at times when it may not be desirable to do so. The use of leverage is considered to be a speculative investment activity. The degree to which it is used, therefore, will be carefully evaluated by the investment manager for each such transaction, in terms of the relevant potential for enhancing the total return of the Fund.

Borrowing and Pledging  Each Fund may borrow money as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of the total assets of the applicable Fund.  The Funds may pledge assets in connection with borrowings but will not pledge more than the amount of its borrowings.  Borrowing may cause greater fluctuation in a Fund’s net asset value until the borrowing is repaid.  Money borrowed by the Funds will be subject to interest and other costs.  The Growth & Income Fund may also borrow money for leverage purposes, as discussed above.

Investment Company Securities  Investment company securities are securities of other open-end or closed-end investment companies.  Except for a so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a fund’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.  The Securities and Exchange Commission has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits.  Each Fund has further limited its investment in other investment companies to no more than 5% of its net assets (see “Investment Limitations” below).  Investments by the Funds in shares of other investment companies will result in duplication of advisory, administrative and distribution fees.  An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Exchange Traded Funds (“ETFs”) Shares of ETFs and other similar instruments may be purchased by the Funds.  An ETF is an investment company that may be registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or sector of an index.  ETFs sell and redeem their shares at net asset value, are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day.  An investment in an ETF generally presents the same primary risks as an investment in its underlying stocks or the sectors the ETF is designed to track, in addition to the following risks: (1) the market price of ETF shares may trade at a discount to their net asset value; (2) an active trading market for ETF shares may not develop or be maintained; (3) trading of ETF shares may be halted if deemed appropriate by the listing exchange; and (4) ETF shares may be delisted from their trading exchange, or their trading may be temporarily halted.  Because ETFs and pools that issue similar instruments bear various fees and expenses, the Funds would pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions.

Underwriting Securities To the extent the Funds obtain non-controlling blocks of securities through private transactions, the Fund may incur expenses relating to the registration and disposition of such shares, or be subject to increased liability in connection with the registration and disposition of such shares.

Micro-Cap Securities Micro-cap securities (that have market capitalizations below $300 million) are more susceptible to rapid decreases in their value than larger companies, are more unstable or inexperienced than larger companies and therefore are considered more volatile than securities of larger companies.  Micro-cap companies may not be well known to the investment public and their securities may trade less frequently and in more limited volume that those of larger companies.  Micro-cap companies may be developing or marketing new products or services for which markets are not yet established and many never become established.  It may be more difficult to research and obtain accurate information about micro-cap companies because such information may not be readily available.

Investment Limitations

The Funds have adopted the fundamental investment limitations set forth below which can not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund for which a change is proposed. When used in this SAI and the prospectus, a “majority” of a Fund’s outstanding voting securities means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Under these limitations, it is each Fund's policy:

(a)	not to issue senior securities;

(b)
not to borrow money, except (i) for temporary or emergency purposes and, if so done, not in excess of 5% of the value of the total assets of the Fund (taken at the lower of then market value or cost), or (ii) as to the Growth & Income Fund only, for leverage purposes only if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding;

(c)
not to underwrite the sale of securities of other issuers, but the Funds may acquire non-controlling blocks of securities from other issuers for investment purposes and if, at a subsequent date, Fund management determines that it is desirable to sell such blocks either (1) publicly, pursuant to Rule 144, another exemption, or an effective registration statement under the Securities Act of 1933 or (2) privately, without registration, a Fund may do so and may incur expenses relating to the registration and/or disposition of such securities;

(d)
not to invest more than 25% of its total assets in any one industry or group of industries, provided that (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry) and will not be considered a group of industries for this purpose;

(e)	not to buy or sell commodities, commodity contracts, real estate, or real estate mortgage loans, but the Funds may purchase securities of companies engaged in the real estate business;

(f)
not to make loans, except that each Fund: (i) may purchase publicly distributed bonds and debt securities, which shall not be considered the making of a loan (but restricted debt securities are considered the making of a loan); (ii) may engage in repurchase agreement transactions as described herein; and (iii) reserves the right to lend its portfolio securities for the purpose of generating additional income;

(g)	not to invest more than 5% of the value of its total assets in the securities of any single issuer;

(h)	not to purchase more than 10% of the voting securities of any issuer except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

(i)	not to invest more than 5% of its total assets in the securities of companies that have a continuous operating history of less than 3 years (including predecessors);

(j)	not to invest more than 10% of its net assets in restricted and other illiquid securities;

(k)	not to purchase securities for the purpose of exercising control or management over the company issuing the securities;

(l)
not to invest in securities of other investment companies except: (i) open market purchases involving only customary brokers commissions; (ii) as part of a merger, consolidation, or acquisition of assets; and (iii) money market mutual fund securities (those whose policies restrict investments to debt securities maturing in one year or less), provided that (a) the securities of such company are offered and redeemed without the imposition of sales commissions, and (b) that no such investment will be made if, after making the investment, more than 5% of the Fund's net assets (taken at cost at the time of purchase) would be invested in the securities of such mutual funds;

(m)
not to purchase or retain the securities of any company if the officers or trustees of the Trust or the officers or directors of the investment manager, who own individually more than 1/2 of 1% of such securities of such company, together, own as much as 5% of the securities of such company;

(n)	not to engage in short sales;

(o)
not to participate, on a joint or a joint and several basis, in any securities trading account (but the "bunching" of orders for sale or purchase of portfolio securities among the Funds or with other accounts under the management of the investment manager to save brokerage costs or to average prices among them is not deemed to result in a securities trading account);

(p)
not to purchase securities on margin, except that the Growth & Income Fund may borrow from banks if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding (notwithstanding this restriction, the Funds may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities);

(q)
not to purchase warrants if, as a result, a Fund would own warrants in excess of 5% of its net assets, including, within that limitation, 2% of its net assets in warrants not listed on the New York or American Stock Exchanges (for the purpose of this limitation, warrants acquired in units or attached to securities may be deemed to be without value);

(r)	not to engage in arbitrage transactions; and

(s)
not to write or purchase options, except that the Growth & Income Fund may purchase options on stocks and stock indices and may write (sell) covered call options and covered put options provided that, the aggregate value of the securities underlying the calls sold or obligations underlying the puts sold (determined as of the date the options are sold) shall not exceed 25% of the Fund's net assets, the Fund must limit its aggregate premiums paid on the purchase of options held at any one time to 20% of the Fund's net assets, and the aggregate margin deposits required on all such options held at any one time may not exceed 5% of the Fund's total assets.

With the exception of the borrowing limitations [item (b) above] and the illiquid securities limitations [item (j) above], if a percentage limitation is adhered to at the time of investment, a later change in percentage resulting from changes in values of a Fund’s investments or the net assets of a Fund will not be considered a violation of the limitation.  With respect to the concentration limitation [item (d) above], it is the position of the staff of the Securities and Exchange Commission that concentration occurs when 25% or more of a Fund’s total assets are invested in any one industry or group of industries.

Purchase and Redemption of Shares

The prospectus describes basic information you should know about purchasing and redeeming shares of the Funds.  Additional information about various shareholder services and procedures for investing in the Funds is provided below.

Regular Account  The regular account allows you to make voluntary investments at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When you make an initial investment in a Fund, a shareholder account is opened in accordance with your registration instructions. Each time there is a transaction in your account, such as an additional investment or the reinvestment of a dividend or distribution, you will receive from the transfer agent a confirmation statement. It will show the current transaction and all prior transactions in your account during the calendar year to date, along with a summary of the status of the account as of the transaction date. Shareholder certificates are issued only for full shares and only upon the specific request of the shareholder. You may request that the transfer agent issue share certificates representing all or part of the full shares in your account.

Retirement Plans  As noted in the prospectus, an investment in Fund shares may be appropriate for IRAs and corporate retirement plans. Unless the Fund is otherwise directed, capital gains distributions and dividends received on Fund shares held by any of these plans will be automatically reinvested in additional Fund shares and will be exempt from taxation until distributed from the plans. Investors who are considering establishing such a plan may wish to consult their attorneys or tax advisors with respect to individual tax questions. The Elite Group intends to offer pre-qualified plans as described herein.

Individual Retirement Account (IRA).  Shares of the Fund may be purchased as an investment for an IRA account. Information concerning an IRA account, including fees charged for maintaining an IRA, more detailed information and disclosures made pursuant to requirements of the Internal Revenue Code of 1986 (“the Code”), and assistance in opening an IRA may be obtained from The Elite Group. The following discussion is intended as a general and abbreviated summary of the applicable provisions of the Code and related Treasury regulations currently in effect. It should not be relied upon as a substitute for obtaining personal tax or legal advice.

®
Deductible IRA. Generally, a person may make deductible contributions out of earned income to an IRA up to $5,000 each year.  Individuals age 50 and over are permitted to make additional annual IRA contributions of $1,000.  However, persons who are active participants in employer sponsored pension plans (“Employer Plans”) are subject to certain restrictions on deductibility under the Code . The restrictions for the calendar year 2011 , applicable to active participants in Employer Plans, are as follows:

1.
A single person who has an adjusted gross income of less than $66,000, is allowed to deduct a portion of his IRA contribution. That portion decreases proportionately to the extent the individual's income exceeds $56,000. No deduction is allowed where the single person’s adjusted gross income is $66,000 or more.

2.
A married couple filing a joint return with adjusted gross income of less than $110,000 , is also allowed to deduct a portion of their IRA contributions. That portion decreases proportionately to the extent the couple's adjusted gross income exceeds $90,000 . No deduction is allowed where the couple’s adjusted gross income is $110,000 or more.

3.
A married couple filing jointly where one spouse does not participate and the other spouse does participate in an Employer Plan, the spouse who does not participate may deduct IRA contributions up to $5,000 ($6,000 if 50 years of age or over), but this deduction is phased out where the couple’s adjusted gross income ranges from $169,000 to $179,000 . No deduction is allowed where the couple’s adjusted gross income exceeds $179,000 .

®
Nondeductible Roth IRA. The Roth IRA allows individuals to contribute up to $5,000 ($6,000 if 50 years of age or older) annually out of earned income. Eligibility to contribute to a Roth IRA is phased out as adjusted gross income rises from $107,000 to $122,000 for single filers and from $169,000 to $179,000 for joint filers.

®
Rollover to a Roth IRA.   Amounts from existing deductible or nondeductible IRAs may be rolled over to a Roth IRA without the 10% early distribution penalty described below.  However, regular income tax will be due on any existing taxable amounts that are rolled over from a current IRA.

®
Taxation of IRAs Upon Distribution. It may be advantageous to invest in Fund shares through deductible or nondeductible IRA contributions. For deductible contributions, dividends and capital gains distributions earned on your Fund shares are generally not taxable to you as long as your maintain your IRA in the Funds. They may be taxable to you when distributed, however.

Distributions from IRAs are generally taxable as ordinary income when distributed to the extent of earnings and deductible contributions. Nondeductible contributions are not taxable. Because Roth IRA distributions are considered to come from nondeductible contributions first, no tax or penalty will generally result until all nondeductible contributions have been withdrawn. Distributions rolled over into another IRA (“Rollover Contributions”) in accordance with certain rules under Section 408(d)(3) of the Code are tax-free. In addition, earnings which accumulated tax-free on a Roth IRA are distributed tax-free to the extent that they are made with respect to Qualified Distributions. Qualified Distributions are distributions made: (1) at least five years after the first year that a contribution was made to the Roth IRA; and (2) after the age of 59½, after the death or disability of an individual, or for qualified first-time home purchase expenses (subject to a $10,000 lifetime maximum).

Most distributions from IRAs made before age 59½ are subject to an early distribution penalty tax equal to 10% of the distribution (in addition to any regular income tax which may be due). Nondeductible contributions are not subject to the penalty. Penalty-free distributions are allowed for up to $10,000 of first-time home buying expenses. Penalty-free distributions are also allowed for money used to pay qualified higher education expenses (including graduate level course expenses) of the taxpayer, the taxpayer’s spouse, or a child or grandchild of the taxpayer (or of the taxpayer’s spouse). Qualified expenses include tuition, fees, books, supplies, required equipment, and room and board at a post-secondary educational institutional. Qualified expenses are reduced by certain scholarships and veterans’ benefits and the excluded income on qualifying U.S. savings bonds. Penalty-free distributions are also allowed for Rollover Contributions, in the case of death or disability, made in the form of certain periodic payments, used to pay certain medical expenses or used to purchase health insurance for an unemployed individual. You will incur other penalties if you fail to begin distribution of accumulated IRA amounts by April 1 following the year in which you attain age 70½, but this does not apply to the Roth IRA.

Corporate Retirement Plans. Shares of either Fund may be purchased as an investment for Corporate Retirement Plans. There are tax penalties imposed for most premature distributions from such plans prior to age 59½, except in the case of death or disability.

Other Plans and Services.   In addition to the foregoing plans, the investment manager makes available to shareholders in connection with their investment in the Fund(s), through its associates, a full range of consulting and plan administrative services, on a fee basis. Information is available to explain and assist you with the establishment of various types of corporate retirement plans, education and charitable organization deferred compensation plans, and thrift and savings plans. Also available are automated recordkeeping and actuarial services for tax-sheltered plan sponsors which fulfill all appropriate accounting and recordkeeping requirements. These services can also accommodate so called "split-funding" options, where plan assets may be invested in various investments in addition to The Elite Group.

How to Establish Retirement Accounts All the foregoing retirement plan options require special applications or plan documents. Please call The Elite Group to obtain information regarding the establishment of retirement plan accounts. In the case of IRA and certain other pre-qualified plans, nominal fees will be charged in connection with plan establishment, custody and maintenance, all of which are detailed in plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

Transfer of Registration  If you wish to transfer shares to another owner, send a written request to the transfer agent, BNY Mellon Investment Servicing, P.O. Box 9787, Providence, RI 02940. Your request should include:

®	the Fund name and existing account registration;
®	signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration;
®	the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed;
®	stock certificates, if issued, for the shares being transferred; and
®
Medallion signature guarantees and other documents, if other documents are required for transfer by corporations, administrators, executors, trustees, guardians and other entities (see "Signature Guarantees" in the prospectus). If you have any questions about transferring shares, call the transfer agent toll-free at 1-866-521-7208.

Purchase, Redemption and Pricing of Shares The purchase price of shares of each Fund is the net asset value next determined after a purchase or redemption order is received. An order received prior to the close of the New York Stock Exchange (the “Exchange”) will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next business day. An order to purchase shares is not binding on the Funds until it has been confirmed in writing by our transfer agent (or other arrangements made with the Funds, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. Each Fund reserves the right, in its sole discretion, to:

®	suspend the offering of its shares;
®	reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund; and
®
to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts, such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

Each Fund may suspend redemption privileges or postpone the date of payment: (i) during any period that the Exchange is closed, or trading on the Exchange is restricted, as determined by the Securities and Exchange Commission (the "Commission"); (ii) during any period when an emergency exists, as defined by the rules of the Commission, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its assets; and (iii) for such other periods as the Commission may permit.

When Shares are Priced  The net asset value of each Fund is determined as of the close of trading of the Exchange, currently 4:00 p.m., Eastern Standard time. The net asset value is computed every day the Exchange is open for business.  At this writing, the Exchange is open for business every Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

How Shares are Priced  Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities this ordinarily will be the over-the-counter market. However, in the event that market value quotations are not readily available, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Over-the-counter securities are priced at the most recent quoted bid price. Stock exchange securities are priced at the latest quoted sale price on the principal exchange where the security is traded on the date of valuation. Listed options are priced at the mean between the bid and asked prices.  Short-term instruments are valued at cost, which approximates market. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods approved by the Board of Trustees. Management of the Funds may compute the net asset value per share more frequently than once per day if necessary to protect  shareholders' interests.

Involuntary Redemptions  The Board of Trustees has the right to involuntarily redeem any shareholder account which falls below a minimum account value of $10,000, as discussed in the prospectus.

Brokerage

It is the Funds' intention to seek the best possible price and execution for securities bought and sold. The investment manager directs the execution of portfolio transactions. Neither the Funds nor the investment manager are affiliated with any securities broker-dealer.  The Funds may direct commission trades to brokers who provide the Funds or the investment manager with services useful to the Funds' daily operations.  Such services may include the payment for quotations and research services. These services are useful in varying degrees to the Funds, but may be of indeterminable value. Services received by a Fund through such trades may also be used by the investment manager for the benefit of the other Fund. Conversely, a Fund may also benefit from such transactions effected for the benefit of the other Fund.

It is the policy of each Fund not to pay higher commissions to any broker in consideration of research or other services provided than it would pay, all other things being equal, to a broker not providing such services. Total brokerage commissions paid by the Growth & Income Fund during the fiscal years ended September 30, 2010, 2009 and 2008 were $220,459, $252,777 and $407,559 , respectively. Total brokerage commissions paid by the Income Fund during the fiscal years ended September 30, 2010, 2009 and 2008 were $8,736, $20,608 and $14,160 , respectively.

Management of the Funds

Trustees and Officers Overall responsibility for management of the Trust rests with its Trustees.  The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office.  The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations.  The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Trust will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts.  There are currently five Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”).  The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees.  Officers of the Trust, other than the Chief Compliance Officer, receive no compensation from the Trust for performing the duties of their offices.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are listed on the following page.

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Portfolios in Trust Overseen by Trustee

Interested Trustees and Officers:

*Richard S. McCormick (age 64) 1325 4th Avenue, Suite 1744 Seattle, Washington 98101	Since January 1987	Chairman, President and Trustee	President and Chief Executive Officer of McCormick Capital Management, Inc.	2

*John W. Meisenbach (age 74) 1325 4th Avenue, Suite 2100 Seattle, Washington 98101	Since June 1990	Trustee, Treasurer and Secretary	Founder and Chief Executive Officer of MCM Financial (a benefits consulting and insurance brokerage firm); Secretary and Treasurer of McCormick Capital Management, Inc; Director of Costco Wholesale and Expeditors International, a freight forwarder.	2

William L. Notaro (age 68) 18203 Quail Run Pr SW Prosser, Washington 99350	Since October 2004	Chief Compliance Officer	Chief Compliance Officer of McCormick Capital Management, Inc.; Compliance Consultant for Merriman Inc., a registered investment adviser.

Independent Trustees:

Lee A. Miller (age 80) P.O. Box 1882 Vashon Island, Washington 98070	Since January 1996	Trustee	Private investor. Retired Executive Vice President of Merrill Lynch & Co.	2

John M. Parker (age 64) 2400 Financial Center Building Seattle, Washington 98161	Since January 1987	Trustee	President of Kennedy Associates Real Estate Counsel, LP (a real estate investment advisor)	2

Jack R. Policar (age 64) 500 Union Street, #410 Seattle, Washington 98101	Since January 1987	Trustee	President and Chief Executive Officer of J.R. Policar, Inc. (a Certified Public Accounting firm)	2

*
Richard S. McCormick and John W. Meisenbach, as affiliated persons of McCormick Capital Management, Inc., the Funds’ investment manager, are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all Funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2010 .

Name of Trustee	Dollar Range of Shares of Elite Income Fund Owned by Trustee	Dollar Range of Shares of Elite Growth & Income Fund Owned by Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee

Richard S. McCormick	_____	_____	_____
John W. Meisenbach	_____	_____	_____
Lee A. Miller	_____	_____	_____
John M. Parker	_____	_____	_____
Jack R. Policar	_____	_____	_____

As of December 31, 2010 , the Trustees and officers of the Trust, in the aggregate, owned of record or beneficially ___% and ___% of the outstanding shares of the Growth & Income Fund and the Income Fund, respectively.

Trustee Compensation.  No officer or employee of the investment manager will receive any compensation from the Funds for serving as an officer or Trustee of the Trust, except for the Trust’s Chief Compliance Officer.  Each Independent Trustee receives from the Funds a fee of $2,000 per meeting of the Board of Trustees attended by them, $150 per hour for services rendered, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation paid to the Trustees during the fiscal year ended September 30, 2010 :

Trustee	Aggregate Compensation Paid from Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex

Richard S. McCormick*	None	None	None	None

John W. Meisenbach*	None	None	None	None

Lee A. Miller	$ 8,000	None	None	$ 8,000

John M. Parker	$ 8,000	None	None	$ 8,000

Jack R. Policar	$ 8,000	None	None	$ 8,000

*	Richard S. McCormick and John W. Meisenbach are considered “interested persons” of the Trust. These Trustees are not compensated for serving as Trustees of the Trust.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of five Trustees, three of whom are Independent Trustees.  The Board is responsible for the oversight of two series, or funds, of the Trust.  The Board is responsible for overseeing the operations of the Trust and its service providers in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Board has established one standing committee and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board of Trustees is led by its Chairman, Richard S. McCormick, President and Chief Executive Officer of the investment manager.  As Chairman, Mr. McCormick has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various service providers.  The Board has not appointed a lead independent trustee, and does not believe such an appointment is necessary for various reasons, including: (i) the Board has established an Audit Committee composed solely of Independent Trustees to assist in its oversight functions (discussed in more detail below); and (ii) members of the Board have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Trust.  The Board believes that its leadership structure is appropriate and in the best interests of the Trust, given its specific characteristics.  The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Audit Committee.   The Board has established an Audit Committee in order to help ensure that the Funds have effective and independent governance and oversight.  The members of the Audit Committee are the three Independent Trustees:  Lee A. Miller, John M. Parker and Jack R. Policar. The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices and internal controls; (ii) oversees the quality and objectivity of the financial statements of the Funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm. The Audit Committee met four times during the fiscal year ended September 30, 2010.

Qualifications of the Trustees.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the investment manager, other service providers and the independent registered public accounting firm; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

•
Jack R. Policar, CPA is the sole shareholder of J.R. Policar, Inc., an accounting firm that has operated in the state of Washington since 1979. Mr. Policar has also been credentialed as a Certified Public Accountant in the state of Arizona. In addition to being a member of the State Accountancy Societies in Washington and Arizona and the AICPA for over thirty years, he is also a member of the American College of Forensic Examiners.  During this time he has earned the designation of CFF (Certified in Financial Forensics) from the AICPA in addition to the designation of Diplomate and Certified in Homeland Security - Level I from the American College of Forensic Examiners.

Mr. Policar graduated from the University of Washington in Seattle in 1970 and served in the US Army Reserves from 1968 to 1974.

Mr. Policar has been a member of the Trust’s Board of Trustees since its inception. He is Chairman of the Audit Committee and has been designated by the Board as its “financial expert” with respect to accounting issues encountered by the Funds. Based on his education, professional experience and time already served, Mr. Policar has been deemed suitable to continue serving on the Board.

•
Mr. John M. Parker is the President and a founding principal of Kennedy Associates Real Estate Counsel, LP. During his thirty years at the firm, he served as Director of Asset Management, Director of Acquisitions, and Chief Executive Officer. In his current role, Mr. Parker is involved in strategic planning, is Chairman of the Investment Committee, and focuses on key client relationships.

Mr. Parker serves as a Director of the National Association of Real Estate Investment Managers (NAREIM), is an active participant in the Urban Land Institute (ULI), and is a licensed real estate broker in the State of Washington.  He holds an undergraduate degree from Stanford University and a Masters of Business Administration from Harvard University. He represented the United States as an Olympic Athlete in 1968, Mexico City, and 1972, Munich (Bronze Medal) and as a U.S. Navy officer during the Vietnam War. The Board has concluded that Mr. Parker is suitable to serve as a Trustee because of his business experience, his academic background, his service and leadership roles with other organizations, and his prior service on the Board of Trustees.

•
Mr. Lee A. Miller joined the Trust’s Board of Trustees in 1996 after retiring from a 37 year career as an Executive Vice President of Merrill Lynch & Co.  Mr. Miller was a 1954 graduate from the University of California with a B.A. degree in business and economics.  After graduation, Mr. Miller served three years in the U.S. Air Force and was briefly employed by Wells Fargo Bank.  His community involvement has included serving as President of the Seattle Board Club and President of the Pacific N.W. Investment Bankers Association.  Additionally, he has served on the Vashon Island, WA community council, the HAAS Foundation Board of Directors and various other Seattle area organizations.  The Board has concluded that Mr. Miller is suitable to serve as a Trustee because of his professional and business experience and his prior service on the Board of Trustees.

•
Mr. Richard S. McCormick is the founding partner of McCormick Capital Management, Inc., the investment manager to the Funds, and currently serves as the President and Chief Executive Officer of the firm.  He has over 40 years of experience in the investment management profession which includes management of large capital funds for various institutions.  Mr. McCormick holds a B.S. degree in Finance from the University of Washington and is a Chartered Financial Analyst.  He has served as a Trustee of the Trust since its inception in 1987.  The Board has concluded that Mr. McCormick is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his prior service on the Board of Trustees.

•
Mr. John W. Meisenbach is Chief Executive Officer of MCM Financial.  MCM’s services include Executive Benefits, Employee Benefits, Retirement Plans, Insurance Advisory, Property and Casualty, and Surety.   Mr. Meisenbach serves on the boards of Costco Wholesale, Expeditors International, M Financial Group, Children’s Hospital and Seattle University.  The Board has concluded that Mr. Meisenbach is suitable to serve as a Trustee because of his professional business experience, his service on other boards and his prior service on the Board of Trustees.

Codes of Ethics The Funds and the Funds’ investment manager have each adopted a Code of Ethics designed to recognize the fiduciary relationship between the Funds and the investment manager and its employees. The Codes of Ethics permit directors, Trustees, officers and employees of the Funds and the investment manager to buy and sell securities for their personal accounts, including securities that may be purchased or held by the Funds, subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.  Access persons of the investment manager shall not execute a securities transaction on a day during which a Fund has a pending buy or sell order in that same security or an equivalent security until that order is executed or withdrawn.

Proxy Voting Policies   The Funds and the Funds’ investment manager have adopted proxy voting policies and procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The proxy voting policies and procedures are attached to this SAI as Appendix B.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-423-1068, or on the Commission’s website at http://www.sec.gov.

5% Owners   The Trust is not aware of any person who owned, of record or beneficially, more than 5% of the shares of either Fund as of November 30, 2010 .

Investment Advisory and Other Services

Investment Manager The Trust employs McCormick Capital Management, Inc. as investment manager for the Funds pursuant to a Management Agreement. The duties of the investment manager include the following, unless otherwise provided by the Trust:

®	provision of continuous supervision of the Funds' investment portfolio;
®	overall management of the Trust's business affairs (subject to the supervision of the Trustees);
®	provision of certain executive officers, administrative and clerical functions of the Trust; and
®	provision of suitable office space, necessary small office equipment, utilities, general purpose forms and supplies used at the offices of the Trust.

Richard S. McCormick and John W. Meisenbach are the controlling stockholders of the investment manager. Mr. McCormick is the President and Chief Executive Officer of the investment manager and serves as President and Chairman of the Board of Trustees of the Trust. Mr. Meisenbach is the Secretary and Treasurer of the investment manager and serves as Trustee, Treasurer and Secretary of the Trust. He is a partner in MCM Financial, a Seattle full-service insurance brokerage and financial planning firm.  As affiliates of the investment manager, Messrs. McCormick and Meisenbach may directly or indirectly receive benefits from the advisory fees paid to the investment manager.

Compensation of the investment manager, based upon each Fund's average daily net assets, is at the following annual rates:

®	For the Income Fund, 0.70% on the first $250 million, 0.625% on the next $250 million and 0.50% on assets above $500 million
®	For the Growth & Income Fund, 1% on the first $250 million, 0.75% on the next $250 million and 0.50% on assets above $500 million

Management fees are accrued daily on the books of the Funds and are paid monthly. Management fees paid by the Growth & Income Fund were $420,625, $350,835 and $614,010 , respectively, for the fiscal years ended September 30, 2010, 2009 and 2008 . Management fees accrued by the Income Fund were $138,516, $108,741 and $108,188 , respectively, for the fiscal years ended September 30, 2010, 2009 and 2008 .  Although not obligated to do so, the investment manager may waive fees and/or reimburse a portion of the operating expenses of a Fund for any fiscal year. During the fiscal years ended September 30, 2009 and 2008 , such fee waivers and expense reimbursements were $12,557 and $33,404 , respectively, for the Income Fund.

Unless sooner terminated, the Management Agreement shall continue in effect for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of each Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose.  The Management Agreement is terminable by a Fund at any time on 60 days’ prior written notice without penalty by the vote of a majority of the Trustees, by vote of a majority of outstanding shares of the Fund, or by the investment manager.  The Management Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Management Agreement provides that the investment manager shall not be liable for any error of judgment or for any loss suffered by a Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment manager in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Managers

The portfolio manager for the Growth & Income Fund is Richard S. McCormick.  The portfolio manager for the Income Fund is Michael Cheung.

Other Accounts Managed (as of September 30, 2010 )
The following table indicates the other accounts managed by the portfolio managers.  None of these accounts has an advisory fee based on the performance of the account.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Richard S. McCormick	Registered Investment Companies:	0	$ 0	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0
Michael Cheung	Registered Investment Companies:	0	$ 0	0	$ 0
	Other Pooled Investment Vehicles:	5	$ 231 million	0	$ 0
	Other Accounts:	20	$ 201 million	0	$ 0

Potential Conflicts of Interest
The investment manager does not believe that any material conflicts of interest exist as a result of Mr. Cheung managing the Income Fund and the other accounts listed above.  While Mr. Cheung may occasionally recommend purchases or sales of the same portfolio securities for both the Income Fund and other accounts he manages, the investment manager believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Income Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.  In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Funds come first.

Compensation
Each of the portfolio managers receives a fixed cash salary plus cash contribution to his SEP/IRA account.  Mr. Cheung is also paid a fixed cash salary for his management of the other accounts listed above.  Compensation of Mr. McCormick also includes a portion of the profits of the investment manager.  The profitability of the investment manager depends primarily upon the value of the Funds’ assets because the advisory fee paid to the investment manager is equal to a percentage of such assets.  However, neither the portfolio managers’ salaries, contributions to their SEP/IRA accounts, nor profits that Mr. McCormick receives from the investment manager are directly based upon either Funds’ pre- or after-tax performance or the value of the Funds’ assets.

Ownership of Fund Shares
The following table indicates the dollar value of shares of the Funds beneficially owned by the portfolio managers as of September 30, 2010 .

Name of Portfolio Manager	Dollar Value of Growth & Income Fund Shares Beneficially Owned	Dollar Value of Income Fund Shares Beneficially Owned
Richard S. McCormick	$100,001 – $500,000	$50,001 – $100,000
Michael Cheung	None	$10,001 – $50,000

Independent Registered Public Accounting Firm   The firm of BBD, LLP , 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Funds. BBD, LLP also prepares each Fund's federal and state tax returns.

Custodian   PNC Trust Company, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as custodian for the Funds. As such it holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Funds in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

Transfer Agent    BNY Mellon Investment Servicing, P.O. Box 9787, Providence, Rhode Island 02940, serves as transfer and dividend paying agent for the Funds.   BNY Mellon Investment Servicing effects all transactions in shareholder accounts, maintains all shareholder records and pays income dividends and capital gains distributions as directed by the Board of Trustees.

Chief Compliance Officer   William L. Notaro serves as the Trust’s Chief Compliance Officer.  The Chief Compliance Officer administers and oversees the Trust’s compliance program.  During the fiscal years ended September 30, 2010, 2009 and 2008 , the Growth & Income Fund paid $35,562, $22,825 and $21,000 , respectively, and the Income Fund paid $14,438, $9,048 and $5,248 , respectively, to the Chief Compliance Officer.

Accounting Agent   BNY Mellon Investment Servicing serves as the accounting and pricing agent for the Funds.   BNY Mellon Investment Servicing calculates the daily net asset value per share of the Funds and maintains such books and records that are necessary to perform its duties.  During the fiscal years ended September 30, 2010, 2009 and 2008 , the Growth & Income Fund paid accounting fees of $72,528, $97,215 and $97,205 , respectively, and the Income Fund paid accounting fees of $35,445, $41,278 and $33,183 , respectively, to BNY Mellon Investment Servicing.

Securities Lending Agent   PNC Trust Company, 301 Bellevue Parkway, Wilmington Delaware 19809, serves as the securities lending agent for the Funds.  During the fiscal years ended September 30, 2010, 2009 and 2008 , the Funds paid securities lending fees of $107,009, $56,698 and $98,140 , respectively to PNC Trust Company.

Policy Regarding the Selective Disclosure of Portfolio Holdings

The Board of Trustees has adopted the policy set forth below to govern the circumstances under which disclosure regarding portfolio securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.  The Board of Trustees has delegated to the Trust’s Chief Compliance Officer the responsibility for ongoing monitoring and supervision of the policy to ensure compliance.  The Board provides ongoing oversight of compliance with the policy and as part of this oversight function, the Trustees receive from the Chief Compliance Officer quarterly reports on any violations of or exceptions to this policy.  However, if a material issue arises with respect to disclosure of a Fund’s portfolio securities or in relation to this policy, the Chief Compliance Officer would report such matter to the Board immediately.  In addition, the Trustees receive an annual assessment of the adequacy and effect of the policy with respect to the Funds, any changes thereto, and an annual review of the operations of the policy.  Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their  shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust and the investment manager in connection with their personal securities transactions; the adoption by the Funds’ investment manager of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for principal officers of the Trust that requires such officers to avoid conflicts of interest and to report to the Chief Compliance Officer any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

•
Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted by the Funds’ policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

•
The Funds post a complete listing of their Portfolio Securities, represented as a percentage of total portfolio holdings, as of the end of each month at www.elitefunds.com.  The listings of Portfolio Securities are made available on or about the first business day following the end of the month.  The listings of Portfolio Securities on the website are available to the general public.

•
Information regarding Portfolio Securities as of the end of the most recent month, and other information regarding the investment activities of the Funds during such month, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds.

•
Information regarding Portfolio Securities as of the end of the most recent month may be disclosed to any other person or organization at the request of such person or organization, but only if such information has been posted to the Funds’ website.

•
The Funds’ policy relating to disclosure of the Funds’ holdings of Portfolio Securities does not prohibit: (i) disclosure of information to the investment manager or to other service providers of the Funds, including the Funds' administrator, custodian, legal counsel and auditors, or to brokers and dealers through which the Funds purchase and sell Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities of a Fund that is made on the same basis to all shareholders of the Fund.

•
Neither the investment manager nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment manager or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

Below is a table that lists each service provider regularly receiving portfolio information along with information regarding the frequency of access, lag time for disclosure of portfolio information, and limitations on use (including a prohibition on trading on non-public information) of portfolio information.  The following disclosures of non-public portfolio information have been approved by the Board of Trustees.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use	Lag Time
Investment Manager	Daily	Contractual and Ethical	None
Administrator and Fund Accounting Agent	Daily	Contractual and Ethical	None
Custodian	Daily	Contractual and Ethical	None

Independent Registered Public Accounting Firm	During annual audit, or as needed	Ethical	At least 30 days
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical	As needed
Printers	Twice a year – printing of semi-annual and annual reports	No formal restrictions	At least 30 days
Broker/dealers through which Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical	None
Independent Rating or Ranking Agencies: Morningstar Inc., Lipper, Bloomberg L.P. and Standard & Poor’s, Inc.	Monthly	No formal restrictions	1-7 business days following month end

The Board of Trustees has determined that the Funds and their shareholders are adequately protected by the restrictions on use in those instances listed above, including those where contractual obligations between the Funds and the other party do not exist.  There can be no assurance, however, that the Funds’ Policy Regarding the Selective Disclosure of Portfolio Holdings will prevent the misuse of such information by firms or individuals that receive such information.

Capital Stock and Voting

The capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, which may be classified or reclassified by the Board of Trustees among the Funds or any new series of the Trust as it deems appropriate. Currently the Trustees have authorized two such Funds, the Elite Income Fund and the Elite Growth & Income Fund, and have authorized an unlimited number of shares which may be sold to the public. Although they reserve the right to do so, the Trustees have no present intention to create any additional series, or funds, of the Trust.  Each share represents an equal proportionate interest in the particular Fund with every other outstanding share of that Fund. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

In the event of liquidation, shareholders of a Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares of each Fund, when issued, are fully paid and non-assessable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Declaration of Trust provides that, if elected, the Trustees will hold office for the life of the Trust, except that: (1) any Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. Otherwise there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Funds do not expect to hold annual meetings of shareholders. The Trustees have agreed, if requested to do so by the holders of at least 10% of the Trust's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist shareholders in communication with other shareholders for this purpose. On any matter submitted to a vote of shareholders, all shares of a Fund shall be voted by a Fund's shareholders individually when the matter affects the specific interests of that particular Fund (such as approval of the Investment Management Agreement with the investment manager), except as otherwise required by the 1940 Act.

Taxation of the Funds

Each Fund is treated as a separate tax entity for Federal income tax purposes. Each Fund has qualified and intends to continue to qualify annually as a "regulated investment company" under Subchapter M of the Code .  As a regulated investment company, a Fund will not be subject to federal income tax to the extent it distributes its net taxable income and its net capital gains to its shareholders. To qualify as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute, in each calendar year, an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  As of September 30, 2010 , the Growth & Income Fund had capital loss carryforwards of $10,313,055 , of which $917,595 expires on September 30, 2016, $2,192,814 expires on September 30, 2017 and $7,202,646 expires on September 30, 2018.  These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Dividends from net investment income and distributions of any capital gains will be taxable to shareholders (except shareholders who are exempt from paying taxes on their income), whether received in cash or invested in additional Fund shares.  Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  Such dividends are scheduled to be taxed at ordinary income rates starting in 2011.  It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.   Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (for example, pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.  For corporate shareholders, the 70% dividends received deduction may apply to dividends from the Funds. The Funds will send you information each year on the tax status of dividends and distributions.

A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income and from net option income, along with capital gains, will be taxable to shareholders whether received in cash or shares and no matter how long the shares have been held, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment. Any loss realized upon a redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions received of net long-term capital gains during such six-month period.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action at any time. Investors should consult with their own advisors for the effect of any state or local taxation and for more complete information on federal taxation.

Performance Data

The Funds may, from time to time, advertise average annual total return information. Such total return data is calculated by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1+T)n = ERV

P =	a hypothetical initial payment of $1,000
T =	average annual total return
n =	number of years
ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The table below shows each Fund’s average annual total returns for periods ended September 30, 2010 :

Elite Growth & Income Fund

1 Year	0.71%
5 Years	-0.05%
10 Years	-0.01%

Elite Income Fund

1 Year	8.74%
5 Years	6.39%
10 Years	5.69%

The Funds may, from time to time, advertise average annual total return information after taxes on distributions. Such total return data is calculated by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

P (1+T)n = ATVD

P =	a hypothetical initial payment of $1,000
T =	average annual total return (after taxes on distributions)
n =	number of years

ATV =
ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

The Funds may, from time to time, advertise average annual total return information after taxes on distributions and redemptions.  Such total return data is calculated by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

P (1+T)n = ATVDR

P =	a hypothetical initial payment of $1,000
T =	average annual total return (after taxes on distributions and redemption)
n =	number of years
ATVDR =
ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof), after taxes on fund distributions and redemption

The calculations assume the reinvestment of all dividends and distributions.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Funds may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return.  A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

From time to time, each Fund may also advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a =	dividends and interest earned during the period
b =	expenses accrued for the period (net of reimbursements)
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends
d =	the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security.  Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).  With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

Each Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, a Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets.  Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products.  Of course, past performance is no guarantee of future results.

•
Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such performance comparisons to obtain a more complete view of the Funds’ performance before investing.  Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price.  Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in a Fund assuming monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.).  The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

Financial Statements

The financial statements of each Fund will be audited once each year by an independent registered public accounting firm. Financial statements of each Fund for the year ended September 30, 2010 , together with the report of the Funds’ independent registered public accounting firm thereon, are included in the Trust's Annual Report to Shareholders, incorporated herein by reference. A copy of the Annual Report will accompany this SAI at no charge whenever requested by a shareholder or prospective shareholder. Shareholders will receive annual audited and semiannual unaudited reports when published and will receive written confirmation of all confirmable transactions in their account.

Appendix A: Debt Securities Ratings

Description of Commercial Paper Ratings

Moody's Investors Service, Inc., in rating commercial paper, considers various factors including the following: (1) evaluation of the management of the issuer; (2) evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount, type and maturity of schedules of long-term debt; (6) trend of earnings over a period of years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations. Based on the foregoing, "P-1", "P-2" and "P-3" represent relative rankings (P-1 being the highest) of companies that receive a Moody's rating.

Standard & Poor's Ratings Group describes its highest ("A") rating for commercial paper, with the numbers 1, 2 and 3 being used to denote relative strength within the "A" classification as follows: liquidity ratios are adequate to meet cash requirements; long-term senior debt rating should be "A" or better; in some instances "BBB" credit ratings may be allowed if other factors outweigh the "BBB” rating. The issuer should have access to at least two additional channels of borrowing. Basic earnings and cash flow should have an upward trend, with allowances made for unusual circumstances. Typically, the issuer' s industry should be well established and the issuer should have a strong position within its industry. The reliability and quality of management should be unquestioned.

Fitch Ratings describes its highest (F1) rating for commercial paper as having the strongest intrinsic capacity for timely payment of financial commitments.  This rating may have an added “+ to denote any exceptionally strong credit feature.

Description of Bond Ratings

Description of Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa:     Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:      Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

A:        Bonds rated A possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa:    Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interested payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:      Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:        Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:    Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to payment of principal or interest.

Ca:      Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Description of Standard & Poor's Ratings Group’s Bond Ratings:

AAA:   This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:      Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A:        Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB:   Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC:  Bonds rated BB, B, CCC or CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

Description of Fitch Ratings Ltd.’s Bond Ratings:

AAA:   Highest credit quality.  ‘AAA’ rating denotes the lowest expectation of default risk and is assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:     Very high credit quality.  ‘AA’ rating denotes expectations of very low default risk and indicates very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A:         High credit quality.  ‘A’ rating denotes expectations of low default risk and the capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:    Good credit quality.  ‘BBB’ rating indicates that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB:      Speculative.  ‘BB’ rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B:         Highly speculative.  ‘B’ rating indicates that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC and C: Bonds rated CCC, CC and C are regarded as having substantial or exceptionally high levels of credit risk.

Appendix B

Proxy Policy
The Elite Group of Mutual Funds
McCormick Capital Management

Background & Explanation

The Elite Group of Mutual Funds is a small family of two funds.  The Elite Funds are the only client for McCormick Capital Management, the Investment Advisor.  With over thirty-five years of voting proxies, the investment advisor has developed an unusual but unique approach to voting proxies.

In participating in, and observing thousands of proxy issues over the last several decades, we have rarely observed when corporate management has lost a vote in those securities for which we had responsibility.  This would include management’s nominees for directors, corporate governance issues, and their opposition to social issues.  With few exceptions, other shareholders routinely “rubber stamp” management directors and their proposals.  With these realities, the challenge is to develop a proxy policy that would be in the best interest of our shareholders and deliver the “biggest bang” for our small number of shares.

Proxy Issues

Nominees for Directors:  Given that there are no alternatives nominated for director, we will withhold all votes for management nominees.

Independent Auditors

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

•	We will vote against proposed auditors where non-audit fees make up more that 50% of the total fees paid by the company to the audit firm.
•
We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

Compensation / Option plans etc.

We will oppose.  As a generalization, management compensation is overly generous.

Corporate governance

Issues that we interpret as technical in nature (such as increasing shares outstanding) we vote in favor.  Issues such as staggered boards, different class of stocks, cumulative voting and super majority voting, we oppose.  Any issues that would entrench management’s position, we oppose.

Corporate and social policy issues

We believe that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors.  Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

Material Conflicts of Interest

The SEC regulations required a policy to address how proxies would be voted if there were a “material conflict of interest” between the investment advisor and our mutual funds.  Granted, that much larger financial institutions with many subsidiaries and divisions may have many conflicts when voting proxies.  However, given the size, and nature of the Elite Mutual Funds, it is difficult to imagine any “material conflict” between the advisor and the funds.  If such an issue does materialize, the proxy vote will be determined by a majority vote of the independent trustees.

THE ELITE GROUP

PART C:
OTHER INFORMATION

ITEM 28.	Exhibits

(a)
Declaration of Trust - Incorporated by reference, filed 1/25/1999, Accession number 0000930356-99-000005. Certificate of Designation, dated October 27, 2000 – Incorporated by reference, filed 1/19/2001, Accession number 0000930356-01-000004

(b)	By Laws – Incorporated by reference, filed 1/25/1999, Accession number 0000930356-99-000005
(c)
Instruments Defining Rights of Security Holders – See Declaration of Trust, Articles V, VI, VII and VIII, see also By-Laws, Articles I, IV and VI, Incorporated by reference, filed 1/25/1999, Accession number 0000930356-99-000005. See also Amendment to Declaration of Trust and Amendment to By Laws, incorporated by reference, exhibits (a) and (b).

(d)
Investment Management Agreement – Incorporated by reference, filed 1/25/1999, Accession number 0000930356-99-000005. Investment Management Agreement Addendum dated January 18, 2001 – Incorporated by reference, filed 1/19/2001, Accession number 0000930356-01-000004

(e)	Not Applicable
(f)	Not Applicable
(g)	Custodian Services Agreement – Incorporated by reference, filed 1/15/2001, Accession number 0001111830-02-000015
(h)	Powers of Attorney – Incorporated by reference, filed 2/17/2006, Accession number 0001111830-06-000124
(i)	Opinion and Consent of Counsel – Incorporated by reference, filed 2/17/2006, Accession number 0001111830-06-000124
(j)	Consent of Independent Registered Public Accounting Firm – Filed herewith
(k)	Annual Audited Report to Shareholders, September 30, 2010 – Incorporated by reference, filed 12/2/2010, Accession number 0001111830-10-001099
(l)	Not Applicable
(m)	Not Applicable
(n)	Not Applicable
(o)	Reserved
(p)	Code of Ethics – Incorporated by reference, filed 1/29/2007, Accession number 0001111830-07-000048

ITEM 29.	Persons Controlled By or Under Common Control with Registrant

To the knowledge of Registrant, the Registrant is not controlled by or under common control with any other person.

ITEM 30.	Indemnification

Section 5.3 of the Trust's Declaration of Trust, incorporated as Exhibit (b) of Item 23, provides for indemnification of certain persons acting on behalf of the Trust.

The Trust reserves the right to purchase Professional Indemnity insurance coverage, the terms and conditions of which would conform generally to the standard coverage available to the investment company industry.  Such coverage for the Trust would generally include losses incurred on account of any alleged negligent act, error or omission committed in connection with the operation of the Trust, but excluding losses incurred arising out of any dishonest, fraudulent, criminal or malicious act committed or alleged to have been committed by the Trust.  Such coverage for trustees and officers would generally include losses incurred by reason of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or other act or omission committed by such person in such a capacity, but would generally exclude losses incurred on account of personal dishonesty, fraudulent breach of trust, lack of good faith or intention to deceive or defraud, or willful failure to act prudently.  Similar coverage by separate policies may be afforded the investment manager and its directors, officers and employees.

ITEM 31.  Business and Other Connections of Investment Adviser

See Part B, "Trustees and Officers," for the activities and affiliations of the officers and directors of the Investment Adviser.  Currently, the Investment Adviser's sole business is to serve as investment adviser to the Trust.

ITEM 32.	Principal Underwriters

Inapplicable

ITEM 33.	Location of Accounts and Records

All account books and records not normally held by the Custodian and Transfer Agent are held by the Trust in the care of Richard S. McCormick, 1325 4th Avenue, Suite 1744, Seattle, Washington 98101.

ITEM 34.	Management Services

Inapplicable

ITEM 35.	Undertakings

Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle and State of Washington on the 3rd day of December, 2010.

THE ELITE GROUP OF MUTUAL FUNDS

By:	/s/ Richard S. McCormick
Richard S. McCormick, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Trustee and President
/s/ Richard S. McCormick	(Chief Executive Officer)	December 3, 2010
Richard S. McCormick	(Title)	(Date)

Trustee, Treasurer and Secretary
/s/ John W. Meisenbach	(Chief Financial Officer)	December 3, 2010
John W. Meisenbach	(Title)	(Date)

*	Trustee	December 3, 2010
John M. Parker	(Title)	(Date)

*	Trustee	December 3, 2010
Jack R. Policar	(Title)	(Date)

*	Trustee	December 3, 2010
Lee A. Miller	(Title)	(Date)

*  /s/ Richard S. McCormick
    Attorney-in-Fact, under Powers of Attorney